UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Sterling Bancorp

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January 10, 2014

Dear Stockholders:

The Annual Meeting of Stockholders of Sterling Bancorp will be held on Thursday, February 20, 2014, at 11:00 a.m. EST. This year's Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL. A secure control number that will allow you to attend the meeting electronically can be found on the enclosed proxy card.

Whether or not you plan to participate in the meeting, the Board of Directors strongly encourages you to review the enclosed information and vote your shares. Your vote is important.

On October 31, 2013, Provident New York Bancorp ("Provident") completed its acquisition of Sterling Bancorp ("Legacy Sterling"). In connection with the acquisition, Provident changed its legal entity name to Sterling Bancorp ("Sterling" or the "Company"). Please note that certain information in this Proxy Statement relates to the fiscal year ended September 30, 2013, and thus does not reflect the Company's activities after the date of the acquisition.

The Company's performance during the fiscal year ended September 30, 2013 was highlighted by significant accomplishments that reflect our commitment to deliver growing stockholder value.

•	Fiscal 2013 net income rose to $25.3 million, or $0.58 per diluted share (including merger-related expenses), up from $19.9 million, or $0.52 per diluted share for the prior fiscal year.

•	Our relationship teams and financial centers generated $1.2 billion of new loan volume in fiscal 2013, representing growth of 48.2% over fiscal 2012.

•	Credit quality continued to show positive trends, while our capital levels remained strong and position the Company well for future growth.

•
We announced the merger with Legacy Sterling, accelerating our strategy to become a high-performing banking institution. With nearly $6.8 billion in total assets, we believe the combined entity is well-positioned for profitable growth, with greater critical mass to serve clients in the attractive greater New York metropolitan region and beyond, an expanded range of financial solutions, a team that reflects the talent of both organizations, and the potential to achieve higher levels of efficiency.

The Board of Directors of Sterling is deeply committed to operating the Company in a manner aligned with our stockholders' interests, as reflected in the policies and practices described in this Proxy Statement. The Board of Directors believes that the Company's executive compensation and corporate governance policies, along with the increased potential of Sterling Bancorp to produce strong operating and financial performance, will contribute to the Company's ability to deliver short-term and long-term value for stockholders. We also note that the leadership structure of Sterling consists of a separate Chairman of the Board and a President and Chief Executive Officer. The Board of Directors believes that separating these two roles enhances both the independence of the Board and its effectiveness in discharging its responsibilities.

Along with our Board of Directors, we wish to thank our stockholders for their continued interest and support. We wish to thank the entire Sterling team, as well, for their hard work and commitment in delivering a successful fiscal 2013 and positioning the Company for even better performance going forward.

Sincerely,

/s/ Louis J. Cappelli	/s/ Jack L. Kopnisky
Louis J. Cappelli	Jack L. Kopnisky
Chairman	President and Chief Executive Officer

400 Rella Boulevard, Montebello, New York 10901
(845) 369-8040

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On February 20, 2014

Notice is hereby given that the Annual Meeting of Stockholders of Sterling Bancorp will be held on Thursday, February 20, 2014, at 11:00 a.m. EST. This year's Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the 2014 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL. Be sure to have your 12-digit control number to enter the virtual meeting.

The Annual Meeting is for the purpose of considering and acting upon the:

1.	Election of five directors for a three-year term and until their successors are elected and qualified;
2.	Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on–Pay);
3.	Approval of the 2014 Stock Incentive Plan;
4.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2014; and
the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of these items for the reasons described in the Proxy Statement.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 23, 2013 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

On or about January 10, 2014, we will mail a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on December 23, 2013, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including the Proxy Statement and our Annual Report. The Notice also contains instructions on how to request a paper copy of the proxy materials.

You have three options for submitting your vote before the 2014 Annual Meeting:
•Internet through computer or mobile device such as a tablet or smart phone,
•Phone, or
•Mail.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the 2014 Annual Meeting on the Internet.

By Order of the Board of Directors

/s/ Katharine B. Brown
Katharine B. Brown Secretary

Montebello, New York
January 10, 2014
IMPORTANT: THE PROMPT RETURN OF PROXIES OR VOTE BY INTERNET OR
TELEPHONE WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

PROXY STATEMENT

Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
(845) 369-8040

ANNUAL MEETING OF STOCKHOLDERS
February 20, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Sterling Bancorp ("Sterling" or the "Company") to be used at the Annual Meeting of Stockholders, which will be held on February 20, 2014, at 11:00 a.m. EST, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 10, 2014.

MERGER WITH STERLING BANCORP

On October 31, 2013, Provident New York Bancorp ("Provident") completed its acquisition of Sterling Bancorp ("Legacy Sterling"). The stock-for-stock transaction was valued at $457.8 million based on the closing price of Provident - common stock on the date of the merger (the "Merger"). In connection with the acquisition, Provident changed its legal entity name to Sterling Bancorp.

In this Proxy Statement we will at times refer to Provident New York Bancorp and Provident Bank for clarity. As of the date of the Merger, the composition of the Board and Board committees was changed. This Proxy Statement identifies the new Board; however except where specifically stated otherwise, the disclosure herein is as of September 30, 2013 and relates to the prior Board and the named executive officers as of that date.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of Sterling's shares of common stock, par value $0.01 per share, as of the close of business on December 23, 2013 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 83,930,874 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Stockholders who log on with their 12-digit control number are considered present in person.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our 2013 Annual Report to Stockholders for the fiscal year ended September 30, 2013 (the "2013 Annual Report"), including our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 with audited financial statements (the "2013 Form 10-K"), available to our stockholders primarily via the Internet. On or about January 10, 2014, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and the 2013 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to be able to vote through the Internet or by telephone. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and proxy card or vote instruction form.

Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to review these materials via e-mail unless you elect otherwise.

PARTICIPATING IN THE ANNUAL MEETING

Sterling will be hosting the Annual Meeting live via the Internet. A summary of the information you need to participate in the Annual Meeting online is provided below:
•Any stockholder can attend the Annual Meeting live via the Internet at
www.virtualshareholdermeeting.com/STL.
•Webcast starts at 11:00 a.m. EST.

▪	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.
•Please have your 12-digit control number to enter the Annual Meeting.
•Information on how to attend and participate via the Internet are posted at
www.virtualshareholdermeeting.com/STL.

•	Webcast replay of the Annual Meeting will be available for one year after the meeting date on the Company's website www.sterlingbancorp.com.

VOTING PROCEDURES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement and upon the transaction of such other business as may properly come before the Annual Meeting in the discretion of the persons appointed as proxies. Other than the matters listed in the attached Notice of Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

Brokers holding shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Your broker is entitled to vote your shares on ratification of the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm even if you do not provide voting instructions to your broker. Each of the other proposals is considered a "non-routine" matter. Brokers holding shares in street name for customers are prohibited from giving a proxy to vote those shares on non-routine matters absent specific instructions from their customers.

As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those Directors you have listed. Nominees are elected by a plurality of votes cast. Proxies as to which the authority to vote for the nominees being proposed is withheld and broker non-votes will not affect the outcome of the vote.

As to the other proposals submitted to a vote of the stockholders, a stockholder may vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal. The affirmative vote of a majority of the votes cast with respect to each proposal is required (other than for the election of directors). Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal.

Each stockholder, whether or not he or she plans to participate in the Annual Meeting, is requested to vote electronically via the Internet or by telephone. If you receive a paper copy of the proxy materials, please sign, date and return the accompanying proxy card without delay in the postage-paid envelope provided. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Secretary of Sterling Bancorp a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote electronically on each matter brought before the Annual Meeting. Stockholders who log on with their 12-digit control number are considered present in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote at the Annual Meeting.

PARTICIPANTS IN THE PROVIDENT NEW YORK BANCORP EMPLOYEE STOCK OWNERSHIP PLAN, PROVIDENT BANK 401(K) PLAN AND LEGACY STERLING 401(k) PLAN

If you are a participant in Provident Bank's Employee Stock Ownership Plan ("ESOP") or hold common stock through the Provident Bank 401(k) Plan ("401(k) Plan"), you will receive information about how to vote confidentially. Under the terms of the ESOP and the 401(k) Plan, all shares held by the plans are voted by the respective trustees, but each participant in either plan may direct the trustees on how to vote the shares of common stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by each trustee on each proposal in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction form is February 14, 2014.

Sterling National Bank, as the trustee of the Fund established under the Sterling 401(k) Plan, holds in trust shares of common stock of Sterling Bancorp. Pursuant to the Sterling Bancorp/Sterling National Bank 401(k) Plan, the trustee votes the shares allocated to participants in accordance with their instructions. When no voting instructions have been received, the trustee will vote the shares allocated to your account in the same proportion as the shares for which the trustee received timely voting instructions.

PRINCIPAL HOLDERS

In accordance with the provisions of our Certificate of Incorporation, record holders of common stock who, individually or together with their affiliates and any other person with whom they or their affiliates are acting in concert, beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board to implement and apply the limit. The Company is not aware of any beneficial holder of 10% or more of the Company's common stock as of the record date.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Sterling and the Securities and Exchange Commission ("SEC") regarding such ownership. The Company is not aware of any beneficial owner of more than 5% of the outstanding shares of common stock as of December 23, 2013, given the timing of the merger.

PROPOSAL I — ELECTION OF DIRECTORS

The Board currently consists of thirteen (13) members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually.

Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Five directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board has nominated the following persons to serve as directors for three-year terms:

•	Robert Abrams

•	James B. Klein

•	John C. Millman

•	Richard O'Toole

•	Burt Steinberg

The table below sets forth certain information, as of December 23, 2013, regarding the nominees, other current members of our Board, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may determine. At this time, the Board knows of no reason why any of the nominees would be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected. See page 10, "Nominating and Corporate Governance Committee".

BOARD OF DIRECTORS
Name	Position(s) Held With Sterling Bancorp	Director Since	Current Term Expires	Shares Beneficially Owned		Percent of Class
NOMINEES
Robert Abrams	Director	Legacy STL 1999	2014	49,811		*
James B. Klein	Director	Legacy STL 2012	2014	451,036	(1)	*
John C. Millman	Director	Legacy STL 1988	2014	512,294	(2)	*
Richard O'Toole	Director	2012	2014	1,000		*
Burt Steinberg	Director	2000	2014	246,499	(3)	*

OTHER BOARD MEMBERS
Louis J. Cappelli	Chairman of the Board	Legacy STL 1971	2015	1,057,104	(4)	1.25%
Navy E. Djonovic	Director	2010	2015	8,000		*
Fernando Ferrer	Director	Legacy STL 2002	2015	18,303		*
Thomas G. Kahn	Director	2004	2015	1,225,250	(5)	1.45%
James F. Deutsch	Director	2012	2016	500		*
William F. Helmer	Director	1974	2016	474,397	(6)	*
Jack Kopnisky	Chief Executive Officer & President	2011	2016	180,554	(7)	*
Robert W. Lazar	Director	Legacy STL 2005	2016	16,194	(8)	*

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
David S. Bagatelle	Executive Vice President, Regional Market President			47,734	(9)	*
Luis Massiani	Executive Vice President, Chief Financial Officer			23,476	(10)	*
James R. Peoples	Executive Vice President, Regional Market President			33,268	(11)	*
Daniel G. Rothstein	Executive Vice President, Chief Risk Officer, General Counsel			260,129	(12)	*
Stephen Masterson	Executive Vice President, Chief Financial Officer			0	(13)	*

All Directors and Executive Officers as a Group (23 persons)			Total	4,862,982		5.77%
* Denotes less than 1% owned.

Footnotes:

(1)	The shares shown as owned by Mr. Klein include 334,438 shares held by trusts, beneficial ownership of which he disclaims.

(2)
The shares shown as owned by Mr. Millman include 367 common shares owned by his spouse, beneficial ownership of which is disclaimed and 110,732 common shares owned indirectly in an Individual Retirement Account.

(3)
The shares shown as as owned by Mr. Steinberg include 46,100 common shares underlying stock options exercisable within 60 days, 10,000 shares owned indirectly in an Individual Retirement Account, and 415 common shares held as custodian, beneficial ownership of which he disclaims.

(4)
The shares shown as owned by Mr. Cappelli include 897 common shares owned by his spouse, beneficial ownership of which he disclaims and 9,270 common shares owned indirectly in an Individual Retirement Account.

(5)
The shares shown as owned by Mr. Kahn include 46,100 common shares underlying stock options exercisable within 60 days. The shares shown as owned by Mr. Kahn also include 1,109,885 common shares held by Kahn Bros. Group Inc., 18,055 common shares held as custodian, 1,000 common shares held by an IRA for his spouse and 6,872 common shares held as trustee, beneficial ownership of which he disclaims.

(6)
The shares shown as owned by Mr. Helmer include 46,100 common shares underlying stock options exercisable within 60 days, 68,121 common shares owned by his spouse, beneficial ownership of which he disclaims, 76,106 shares owned indirectly in an Individual Retirement Account and 139 shares that have been deferred pursuant to a non-qualified deferred compensation plan.

(7)	The shares shown as owned by Mr. Kopnisky include 71,795 common shares underlying stock options exercisable within 60 days.

(8)	The shares shown as owned by Mr. Lazar include 6,504 common shares indirectly in an Individual Retirement Account.

(9)	The shares shown as owned by Mr. Bagatelle include 33,333 common shares underlying stock options exercisable within 60 days.

(10)	The shares shown as owned by Mr. Massiani include 8,333 common shares underlying stock options exercisable within 60 days.

(11)	The shares shown as owned by Mr. Peoples include 18,866 common shares underlying stock options exercisable within 60 days.

(12)
The shares shown as owned by Mr. Rothstein include 21,060 common shares underlying stock options exercisable within 60 days, 108,392 common shares owned by his wife, as to which he disclaims beneficial ownership and 43,863 common shares owned indirectly in the ESOP.

(13)
Mr. Masterson resigned as Executive Vice President, Chief Financial Officer effective December 14, 2012. Mr. Massiani succeeded Mr. Masterson as Executive Vice President, Chief Financial Officer effective December 15, 2012.

Director and Executive Officer Qualifications and Business Experience

The following includes a discussion of the business experience for the past five years for each of our nominees, directors, and executive officers as well as the qualifications that were the basis for the Board determinations that each director or nominee should serve on the Company's Board. The term of office noted for directors includes the initial appointment to the Board of the Company.

Directors

Robert Abrams has been a Member of the law firm of Stroock & Stroock & Lavan LLP since 1994. Stroock & Stroock & Lavan LLP represents multinational corporations, private companies, individuals and emerging business enterprises. Mr. Abrams served as Attorney General of the State of New York (1979-1993) and also as Bronx Borough President (1970-1978). Mr. Abrams, born in 1938, has been a director of Legacy Sterling since 1999.
Mr. Abrams has substantial government and legal experience, having served in elected positions for over 28 years, including three terms in the New York State Assembly, three terms as Borough President of the Bronx and four terms as Attorney General of the State of New York. In private practice at a major law firm for many years, he has extensive experience in government regulatory, litigation and commercial matters. Mr. Abrams has been active in New York City and State matters, including as a member of the New York City Charter Review Commission. Mr. Abrams' qualifications as a member of the Board are primarily attributed to his government and legal experience and his knowledge of the communities Sterling National Bank serves.

Louis J. Cappelli serves as the Chairman of the Board of the Company. He joined Legacy Sterling in 1949 and was elected Chairman of the Board of Directors and Chief Executive Officer of Legacy Sterling in 1992. He was elected Chairman of the Board of Directors of Legacy Sterling National Bank in 1992. Mr. Cappelli, born in 1931, has been a director of Legacy Sterling since 1971. He is also a director of a number of local and national charitable organizations.
Mr. Cappelli has served as Chairman and Chief Executive Officer of Legacy Sterling for over 20 years, successfully leading Legacy Sterling through various business cycles. His long experience with the Company at all levels provides a valuable perspective on all aspects of the bank's business. He served in a critical leadership role including credit decisions, strategic planning, risk management, investment, investment strategies and customer relations, among others.

James F. Deutsch has been serving as a Managing Director of Patriot Financial Partners, L.P. ("Patriot") since April of 2011. From November of 2004 until April 2011, Mr. Deutsch served as President, CEO and Director of Team Capital Bank, a community bank. Mr. Deutsch was designated as a director by Patriot pursuant to the terms of a Corporate Governance Agreement, dated August 7, 2012. Mr. Deutsch, born in 1955, has been a director of Sterling since 2012.
Mr. Deutsch has 35 years of banking and investment management experience. He brings to the Company a breadth of experience, including investment banking, commercial and commercial real estate lending, and corporate finance. Mr. Deutsch's qualifications as a member of the Board is primarily attributed to experience in financial services and his perspective as both an investor in banks, as well as his operational leadership of financial services firms.

Navy Djonovic has been practicing accounting, auditing and consulting at the certified public accounting firm of Maier Markey & Justic LLP since 1999. She has served as the firm's controller since 2001 and became a partner as of January 1, 2010. Ms. Djonovic, born in 1966, has been a director of Sterling since 2010.
As a member of a number of business organizations throughout Westchester County, she provides insight on local businesses where Sterling does business. Ms. Djonovic's qualifications as a member of the Board are primarily attributed to her experience as a Certified Public Accountant, her background in finance and operations, and her knowledge of the communities Sterling National Bank serves.

Fernando Ferrer has been Co-Chairman of Mercury Public Affairs, LLC, a part of Omnicom Group Inc., which specializes in high-value public affairs related to business, government, politics and media since 2006. He was appointed to the Board of the Metropolitan Transit Authority (MTA) by Governor Andrew Cuomo on June 26, 2011 and served as Acting Chairman from January 1, 2013 to June 20, 2013. He is the former President of the Drum Major Institute for Public Policy, a non-partisan, non-profit think tank (2002-2004). He served as Bronx Borough President (1987-2001). Mr. Ferrer, born in 1950, has been a director of Legacy Sterling since 2002.
Mr. Ferrer has over 25 years of leadership experience in New York City government, including 14 years as Bronx Borough President, five years as a member of the New York City Council and as a candidate for Mayor of New York City. Mr. Ferrer's contributions as a director come from his extensive experience with New York City businesses, including real estate and housing, small business development, and community relations. His risk management experience includes service on the MTA Board.

William F. Helmer has been the President of Helmer-Cronin Construction, Inc. since 1961. He also serves as a Trustee of Clarkson University, where he obtained a degree in engineering. Mr. Helmer, born in 1934, has served as a member of the Board of Directors of Provident Bank since 1974 and the Chairman of the Board from 1994 to 2013. He has served as a Director and the Chairman of the Board of Directors of Provident New York Bancorp since its formation in 1999 through October of 2013.
As a member and director of numerous professional, economic development and community organizations throughout Rockland County and New York State, he provides insight on local and regional businesses and the economy where Sterling does business. Mr. Helmer's qualifications as Director are primarily attributed to his business experience, his leadership skills, his expertise in the real estate and construction industries and his extensive knowledge of the Company and the communities Sterling National Bank serves.

Thomas G. Kahn is President of Kahn Brothers Group, Inc., Kahn Brothers LLC, a member of the New York Stock Exchange, and Kahn Brothers Advisors LLC, a registered investment advisor located in New York City. He has served in these capacities, at these companies or their predecessors, since 1978. He holds an MBA Diploma and CFA Certificate. He also serves on a number of local and national charitable organizations. Mr. Kahn, born in 1942, has served as a member on the Board of Directors of Provident Bank and Provident New York Bancorp since 2004.
Mr. Kahn's qualifications as a member of the Board are primarily attributed to his background in economics and finance and his broad knowledge of the Company and the banking business.

James B. Klein is President of Eastland Shoe Corp., a family-owned manufacturer of classic, casual footwear, founded in 1955 and based in Freeport, Maine. Since joining Eastland in 1972, he has served as a senior executive and has extensive experience in management of a multi-faceted, global wholesale and retail footwear business. Mr. Klein, born in 1949, was named to the Legacy Sterling Board in August 2012.
Mr. Klein's responsibilities over his 40 years with Eastland have included strategic planning and financial management, sales and product development, supply chain management and global sourcing, and manufacturing and overall operations. Mr. Klein's qualifications as a member of the Board are primarily attributed to his business experience, his leadership skills and his knowledge of Legacy Sterling.

Jack Kopnisky was named Chief Executive Officer and President of Provident Bank and Provident New York Bancorp in 2011. Prior to joining the Company, Mr. Kopnisky served as Chief Executive Officer of SJB Escrow Corporation since 2009, and as a partner in Mercatus LLC since 2008. From 2005 until 2008, he was President and Chief Executive Officer of First Marblehead Corporation. Mr. Kopnisky served in a variety of leadership positions with KeyCorp and predecessor banks from 1998 to 2005. During those years, he served as President, Consumer Banking Group where he was responsible for Retail Banking, Business Banking, Consumer Banking and Community Development, President, Key Bank USA, President, Retail Banking and President & Chief Executive Officer, Key Investment. Mr. Kopnisky, born in 1956 has been a member of the board since 2011.
Mr. Kopnisky's qualifications as Chief Executive Officer and President of Sterling National Bank and Sterling Bancorp are primarily attributed to his background in banking and financial services industries, his strong leadership skills and his vision for future growth and continued success of the Company and the communities Sterling National Bank serves.

Robert W. Lazar is Senior Advisor to TBC Accounting Firm and formerly was President and CEO of the New York Business Development Corporation. Mr. Lazar, born in 1944, has been a director of Legacy Sterling since 2005. He is a Certified Public Accountant and is Chairman of the University of Albany School of Business Advisory Board. He also serves as Board member on several charitable organizations, and formerly was an accounting lecturer at University of Albany, St. Rose and Sage Colleges and Treasurer and Board member at Mt. St. Mary's College, Newburgh, NY. He has over 40 years of auditing, business development, small and middle market lending and banking experience.
Mr. Lazar's qualifications as a member of the Board are primarily attributed to his accounting and financial experience, as well as his familiarity with small and middle market businesses in the area where Sterling National Bank does business.

John C. Millman served as President and Chief Executive Officer of Legacy Sterling National Bank from 1987 to 2013 and as President of Legacy Sterling from 1993 to 2013. Mr. Millman, born in 1942, has been a director of Legacy Sterling since 1988. Mr. Millman joined Legacy Sterling in 1976 as Senior Vice President and Commercial Loan Officer and was named Executive Vice President in 1981.
Mr. Millman has held leadership positions since joining Legacy Sterling more than 35 years ago. Responsible for supervising all functions of the bank including operations, lending and credit administration, he has unique knowledge and understanding of all aspects of Legacy Sterling's business.

Richard O'Toole has served as Executive Vice President (real estate) of The Related Companies, a real estate development and management company since 2008. From 2005 until 2008, Mr. O'Toole served as a consultant for The Related companies. Mr. O'Toole was a practicing lawyer with both a JD and LLM degree and served as a partner at Paul Hastings Janofsky & Walker prior to his work at The Related Companies. Mr. O'Toole, born in 1956 joined Sterling National Bank and Sterling Bancorp as a member of the Board of Directors in October of 2012. Mr. O'Toole has over 31 years of legal, merger and acquisition, real estate and tax experience.
Mr. O'Toole's qualifications as a member of the Board are primarily attributed to his broad-based legal experience and knowledge of the New York metropolitan area where Sterling National Bank does business.

Burt Steinberg served as the Executive Director of Dress Barn, Inc., a women's specialty store retailer and a NASDAQ listed company from 2001 to 2009. Prior to that time he held the office of COO & President. Mr. Steinberg has served as President of BSRC Consulting since 2001. Mr. Steinberg serves as a director of REDC (a local economic development corporation, which promotes business activity in Rockland County). Mr. Steinberg, born in 1945, has served as a member of the Board of Directors of Provident Bank and Provident New York Bancorp since 2000. As a member of a number of businesses, educational and charitable organizations throughout the region, he provides insight on local businesses and the economy where Sterling National Bank does business.
Mr. Steinberg's qualifications as a member of the Board are primarily attributed to his business, management and leadership skills, as well as his financial experience and his extensive knowledge of the Company and the communities Sterling National Bank serves.

Summary: Director Qualifications

Name	Expertise	Independent (Y / N)	Committees
Robert Abrams	Attorney/Government Relations	Y	Compensation Executive Nominating & Corporate Governance
Louis J. Cappelli	Banking	N	Enterprise Risk Executive
James F. Deutsch	Banking/Private Equity	Y	Enterprise Risk
Navy Djonovic	Accounting	Y	Audit
Fernando Ferrer	Government & Public Relations	Y	Audit Enterprise Risk Executive
William F. Helmer	Engineering/ Real Estate Development	Y	Compensation Nominating & Corporate Governance Executive
Thomas G. Kahn	Investment Management	Y	Enterprise Risk
James B. Klein	Business Management	Y	Nominating & Corporate Governance
Jack Kopnisky	Banking	N	Enterprise Risk Executive
Robert W. Lazar	Accounting	Y	Audit Compensation
John C. Millman	Banking	N	Enterprise Risk
Richard O'Toole	Attorney/Tax/Real Estate	Y	Nominating & Corporate Governance
Burt Steinberg	Business Management	Y	Audit Compensation Executive

Executive Officers - Fiscal Year 2013

David S. Bagatelle was appointed as Executive Vice President and named Market President of the New York Metro Market of Provident Bank and Executive Vice President Provident of New York Bancorp in November of 2011. Mr. Bagatelle, born in 1964, has nearly 25 years of experience in developing, growing and leading financial services businesses. Most recently he was Founder, President, Chief Executive Officer and Board member of Herald National Bank in New York from 2007 to 2010. He served as Co-Founder, President, Chief Executive Officer, and Board Member of Signature Securities Group in New York from 2000 through 2006, Co-founder and Executive Vice President of Signature Bank from 2000 through 2006.

Luis Massiani was appointed as Executive Vice President and Chief Financial Officer at Provident New York Bancorp and Provident Bank effective December 15, 2012.  Mr. Massiani, born in 1977, was most recently Director of the investment banking department of Credit Suisse Securities LLC. Prior to joining Credit Suisse in May 2011, Mr. Massiani served first as Vice President, then later as Director, of the investment banking department of Citadel Securities LLC, from September 2009. From August 2005 until September 2009, Mr. Massiani worked in the Financial Institutions Group of Citigroup Global Markets Inc., first as an Associate, and later as Vice President.

James R. Peoples was appointed as Executive Vice President and Market President of Regional Banking of Provident Bank and Executive Vice President of Provident New York Bancorp in November of 2011. Mr. Peoples, born in 1949, has over 37 years of experience in Financial Services and Credit Management. He served as President for KeyBank in the Seattle Cascades District from 1999 through 2008, and Chairman, President and Chief Executive Officer of United Western Bank in Denver, Colorado from 2010 to 2011.

Daniel G. Rothstein has been employed by Provident Bank since 1983. Mr. Rothstein served as Executive Vice President from 1989, Chief Risk Officer from 2003 and General Counsel from January 2006, through October 31, 2013 and retired January 3, 2014.

Rodney Whitwell was appointed as Executive Vice President and named Chief Operating Officer of Provident Bank and Provident New York Bancorp in November of 2011. Mr. Whitwell was appointed Chief Risk Officer of the Bank effective November 1, 2013. Mr. Whitwell, born in 1958, has over 27 years of leadership experience in executive financial and investment services. He served as Director of Segment Management for Key Corporation in Cleveland, Ohio from 2004 to 2007, Senior Vice President of New Business Initiatives at The First Marblehead Corporation in Boston, Massachusetts from 2007 to 2008 and from 2008 to 2010 he served as Chief Executive Officer at Union Federal Savings Bank, a subsidiary of The First Marblehead Corporation. Mr. Whitwell was Principal at Mercatus LLC, a national financial services consulting and investing firm, from 2010 to 2011.

The Board has determined that each of the Company directors, with the exception of Messrs. Cappelli, Kopnisky and Millman, is "independent" as defined by the New York Stock Exchange ("NYSE") listing standards.

In reaching these determinations, the Board considers any extensions of credit by Provident Bank to a director and a director's other interests. The Board of Directors considered the lease transaction between Director Dennis L. Coyle and Provident Bank and determined that Mr. Coyle qualifies as independent. Payments under this lease totaled approximately $57,554 for the fiscal year ended September 30, 2013. Additional information concerning relationships with Mr. Coyle is set forth below in "Transactions with Certain Related Persons." Mr. Coyle resigned as a member of the Board of Directors of Provident Bank and Provident New York Bancorp effective October 31, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company's review of ownership reports required to be filed for the fiscal year ended September 30, 2013, no executive officer, director or 10% beneficial owner of the Company's shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics

Sterling has adopted a Code of Ethics applicable to its directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. The Code of Ethics is available on the Company's Internet website at www.sterlingbancorp.com under Governance Documents. Amendments to and waivers of the Code, as applicable, are disclosed on Sterling's website.

Meetings and Committees of the Board

The business of the Board is conducted at regular and special meetings of the Board and its committees. In addition, the independent members of the Board meet in executive session periodically. The Chairman of the Nominating and Corporate Governance Committee presides over all executive sessions. During the fiscal year ended September 30, 2013, the Board met at ten regular meetings and five special meetings. No member of the Board or any committee thereof attended less than 75% of the aggregate of the meetings of the Board and the committees of which he or she is a member.

Effective October 31, 2013, the following members of the Board of Directors of Provident New York Bancorp and Provident Bank resigned: Dennis Coyle, Thomas F. Jauntig, Jr., R. Michael Kennedy, Victoria Kossover and George Strayton.

Copies of Sterling's Corporate Governance Guidelines, Code of Ethics and the charters of each standing committee adopted by the Board are available on the Company's Internet website (www.sterlingbancorp.com) under the Governance Documents tab. During fiscal 2013, our Board committees consisted of the committees described below.

Executive Committee. The Executive Committee consisted of Chairman Helmer; President, Chief Executive Officer and Director Kopnisky; and Directors Coyle, Jauntig, Kahn, Kennedy and Steinberg. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision over all matters pertaining to the interests of Sterling, subject at all times to the direction of the Board. The Executive Committee also meets in regularly scheduled sessions to provide more detailed oversight of the operations of Sterling. The Executive Committee met six times during the fiscal year ended September 30, 2013.

Effective November 1, 2013, the Executive Committee consists of Chairman Cappelli; President, Chief Executive Officer and Director Kopnisky; and Directors Abrams, Ferrer, Helmer and Steinberg.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consisted of Chairman Kennedy and Directors Coyle, Djonovic, Helmer and McNelis. Dr. McNelis was not renominated and effective February 21, 2013, ceased being a director. All Committee members are independent. The Nominating and Corporate Governance Committee met four times during the fiscal year ended September 30, 2013.

The Nominating and Corporate Governance Committee's responsibilities include the periodic review of the size, structure and composition of the Board and making recommendations for change, if indicated, establishing procedures for evaluating the Board of Directors, reviewing Board policies, reviewing and evaluating Board compensation and recommending changes thereto, reviewing Sterling's Certificate of Incorporation and Bylaws, and reviewing and approving related-party transactions.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating, or, through a sub-committee, causing an evaluation of the current members of the Board willing to continue in service.

Current members of the Board with skills and experience that are relevant to Sterling's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If there were a vacancy on the Board because any member of the Board does not wish to continue in service, or if it is decided not to re-nominate a director for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee, solicit suggestions for director candidates from all Board members, and may engage in other search activities, which activities may be conducted through a sub-committee. Criteria identified by the Board from time-to-time include factors relative to the overall composition of the Board and such other factors as the Nominating and Corporate Governance Committee deems appropriate, such as a potential candidate's business experience, specific areas of expertise, skills, and background. When identifying nominees to serve as a director, the Nominating and Corporate Governance Committee seek to create a Board that is strong in its collective knowledge and has a diversity of background, skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, knowledge of the community served and corporate governance.

Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Sterling, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate's qualifications in light of the above attributes, the Nominating and Corporate Governance Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate's willingness to serve and ability to devote the time and effort required; the candidate's record of leadership; and the ability to develop business for Sterling.

As previously reported, in connection with the Merger, the Board amended the Company's bylaws to give effect to provisions of the Merger Agreement concerning the composition of the Board and the Chairman and President and Chief Executive Officer positions. The bylaws provide that the Board will be comprised of thirteen directors, of which seven shall be former members of the Board of Directors of Provident New York Bancorp chosen by Provident New York Bancorp (the "Former Provident Directors"), including Jack Kopnisky, and six of which shall be former members of the Board of Directors of Legacy Sterling chosen by Legacy Sterling (the "Former Sterling Directors"), including Louis J. Cappelli and John Millman. The removal of Jack Kopnisky or Louis J. Cappelli from, or the failure to appoint or re-elect Jack Kopnisky or Louis J. Cappelli to, any of the specified positions and any determination not to nominate Jack Kopnisky or Louis J. Cappelli as a director of the Company, prior to the three year anniversary of the Merger each require the affirmative vote of at least 75% of the full Board. In addition, these provisions of the bylaws only may be modified, amended or repealed by an affirmative vote of at least 75% of the full Board.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 400 Rella Boulevard, Montebello, New York 10901. The Corporate Secretary must receive a submission not less than 90 days prior to the anniversary date of the mailing of our proxy materials for the preceding year's annual meeting. The submission must include the following:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•
The name and address of the stockholder as such information appears on Sterling's books, and the number of shares of Sterling's common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

•
The name, address and contact information for the candidate, and the number of shares of common stock of Sterling that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

•	A statement of the candidate's business and educational experience;

•	Such other information regarding the candidate as would be required to be included in Sterling Bancorp's proxy statement pursuant to SEC Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of Sterling or its affiliates;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Advance Notice of Business to be conducted at an Annual Meeting."

Effective November 1, 2013, the Nominating and Corporate Governance Committee consists of Chairman Abrams and Directors Helmer, Klein and O'Toole. All Committee members are independent.

Audit Committee. The Audit Committee consisted of Directors Jauntig, who served as Chairman, Deutsch, Djonovic, Kossover, and Steinberg. The Board of Directors has determined that Director Jauntig qualified as an "audit committee financial expert." Each member of the Audit Committee is independent.

As more fully described in the Audit Committee Charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes, including the quarterly review and the annual audit of our consolidated financial statements by the independent registered public accounting firm. In addition, the Audit Committee meets with our internal Chief Auditor to review the results of audits of specific areas on a quarterly basis. The Audit Committee met nine times during the fiscal year ended September 30, 2013.

Effective November 1, 2013, the Audit Committee consists of Directors Steinberg, who serves as Chairman, Djonovic, Ferrer, and Lazar. The Board of Directors has determined that Director Steinberg qualifies as an "audit committee financial expert." Each member of the Audit Committee is independent.

Compensation Committee. The Compensation Committee consisted of Directors Steinberg, who served as Chairman, Kennedy, McNelis, and Rosenstock, each of whom is independent. Dr. McNelis was not renominated and effective February 21, 2013, ceased being a director. The Compensation Committee is responsible for determining the salaries of the President and Chief Executive Officer and all executive officers. The Compensation Committee also determines annual cash incentive payments to the Chief Executive Officer and other executive officers in accordance with the terms of the STI Plan (as defined herein). Determinations with respect to grants under stock benefit plans are made by the Compensation Committee, excluding any director who is not considered "disinterested" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee met five times during the fiscal year ended September 30, 2013.

Effective November 1, 2013, the Compensation Committee consists of Directors Helmer, who serves as Chairman, Abrams, Lazar and Steinberg, each of whom is independent.

Enterprise Risk Committee. The Enterprise Risk Committee consisted of Directors Kahn, who served as Chairman, Kossover, O'Toole, Rosenstock, Strayton, and Kopnisky. The Enterprise Risk Committee's Responsibilities include overseeing all aspects of enterprise risk management. The Committee assists the Board of Directors and oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk. The Enterprise Risk Committee met five times during the fiscal year ended September 30, 2013.

Effective November 1, 2013, the Enterprise Risk Committee consists of Directors Ferrer, who serves as Chairman, Cappelli, Deutsch, Kahn, Kopnisky and Millman.

Audit Committee Report

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management bears primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles.

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended September 30, 2013;

•	Discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board standards; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence as currently in effect and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for filing with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Sterling specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Burt Steinberg, Chairman	Navy Djonovic	Fernando Ferrer	Robert W. Lazar

Communications with the Board

All interested parties who wish to contact our Board or an individual director may do so by writing to: Board of Directors, Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901, Attention: Chief Executive Officer or Corporate Secretary. The letter should indicate if the author is a stockholder of Sterling, and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The President and Chief Executive Officer, however, may directly respond at his discretion. If appropriate, the Corporate Secretary may (1) handle an inquiry directly or (2) forward a communication for response by another employee of Sterling. A copy of any such communication and response is forwarded to the Board at the next available Board meeting. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Board Leadership Structure and the Board's Role in Risk Oversight

The Board has reviewed the current Board leadership structure of Sterling Bancorp, Sterling National Bank and all affiliates, which consists of a separate Chairman of the Board and a President/Chief Executive Officer. The Chairman of the Board performs all duties and has all powers which are commonly incident to the office of Chairman of the Board or which are delegated to him by the Board of Directors, including presiding at all meetings of the stockholders and all meetings of the Board of Directors. The President and Chief Executive Officer has responsibility for the management and control of the business and affairs of the Company and has general supervision of all of the officers (other than the Chairman of the Board), employees and agents of the Company. The Board believes that separating the roles enhances both the independence of the Board and its effectiveness in discharging its responsibilities and that this procedure is currently the most appropriate Board leadership structure for the Company.

The Enterprise Risk Committee consists of Directors Ferrer, who serves as Chairman, Cappelli, Deutsch, Kahn, Kopnisky and Millman. The Enterprise Risk Committee's responsibilities include overseeing all aspects of the enterprise-wide risk management and meets at least on a quarterly basis. The Committee's main responsibilities include providing specific oversight of the Company's enterprise-wide risk management functions and reporting to the Board on its activities. The Committee oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk, including (a) credit risk, (b) market and capital risk, including interest rate risk and liquidity risk, (c) operational risk, including information technology and information security risk (d) strategic business risk including business planning, human resources, legal and compliance, BSA/AML and financial reporting and (e) reputation risk. In such capacity, the Committee is responsible for, among other things, overseeing the efforts of management in (i) fostering the establishment and maintenance of an effective risk management culture, (ii) assisting the Board in establishing prudent levels of risk consistent with the Company's strategic objectives and in promulgating appropriate corresponding reporting and escalation guidelines, (iii) assessing and monitoring the effectiveness of the Company's risk management leadership and infrastructure, (iv) monitoring trends within each category of risk, including those identified above, and also any interrelationship among multiple risks, (v) considering risk associated with any major new Company initiatives, (vi) assessing the Bank's capital management and allocation and (vii) facilitating the education of the full Board as necessary with respect to any pertinent risk topics. In conjunction with the Enterprise Risk Committee, on a quarterly basis, the Chief Risk Officer presents a consolidated Risk Assessment Report to the Board covering credit risk, market and capital risk, operational and IT controls, information security, and strategic risks.

The Audit Committee also plays a role in risk oversight. The Audit Committee has oversight responsibility with respect to the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting, as well as its financial statements.

Attendance at Annual Meetings of Stockholders

Sterling does not have a policy regarding director attendance at annual meetings of stockholders. All of our directors at the time of the meeting attended either in person or by phone the prior fiscal year's annual meeting of stockholders.

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

The following Compensation Discussion and Analysis ("CD&A") summarizes the compensation programs and pay decisions for Sterling's named executive officers ("NEOs"). Following the close of Provident's fiscal year on September 30, 2013, the Company completed its Merger with Legacy Sterling and assumed the name and ticker symbol of Sterling Bancorp (STL) on October 31,2013. In addition, the composition of the Compensation Committee was changed. While this proxy focuses on Provident's fiscal 2013 pay actions, we provide insight on the new compensation programs and changes that will be in effect for fiscal year 2014 as the new Sterling Bancorp.

Provident Fiscal 2013 Corporate Performance

Provident made strong progress in fiscal 2013 towards achieving its long-term goal of becoming a high-performing financial institution. The Company's diluted earnings per share were $0.58 in fiscal 2013, which represented 11.5% growth over diluted earnings per share of $0.52 in fiscal 2012. In August 2012, the Company issued 6.2 million common shares in connection with the acquisition of Gotham Bank which increased weighted average diluted shares outstanding from 38.2 million in fiscal 2012 to 43.8 million in fiscal 2013.

A substantial amount of the Company's growth in fiscal 2013 was generated through our commercial banking teams. Comparing fiscal 2013 results relative to 2012, commercial real estate and commercial & industrial loans grew by $301.0 million to $1.7 billion, which represented growth of 21.3%. We also experienced growth in our deposit balances. During fiscal 2013, non-interest bearing and interest bearing demand deposits, excluding municipal deposits, grew by $80.1 million to $912 million, which represented growth of 9.6%.The emphasis on growing our commercial banking activities and consolidation of our financial centers has allowed us to increase the variable component of our operating expense base and significantly improve our core operating efficiency. In fiscal 2013, core total revenues (which include net interest income and non-interest income) grew at 11.5% while total core operating expenses declined 2.0%. The Company will continue to focus on generating revenue growth that outpaces the growth in expenses.

Our acquisition of Legacy Sterling is consistent with our strategy of expanding in the greater New York metropolitan region and our continued emphasis on commercial banking. We believe this Merger will create a larger, more efficient organization by combining Provident's differentiated team-based distribution channels with Legacy Sterling's diverse commercial and consumer lending product capabilities. We anticipate that the Merger will allow us to accelerate loan growth, increase our ability to gather low cost core deposits and generate substantial cost savings and revenue enhancement opportunities. On a pro forma combined unaudited basis, Sterling had total assets of $6.8 billion and total deposits of $5.2 billion as of September 30, 2013.

Highlights of Fiscal 2013 Provident Compensation Program and Actions

The Company's executive compensation program is designed to align total compensation with performance while enabling us to attract, motivate and retain high quality executive management. The Compensation Committee regularly reviews the Company's compensation programs to ensure they are consistent with safe and sound business practices, regulatory requirements, emerging industry trends and stockholder interests.

During fiscal 2013, the Compensation Committee approved the following pay decisions:

•	Base salaries were not changed for NEOs with the exception of the Chief Executive Officer whose salary was increased from $550,000 to $600,000 based on the Committee's assessment of his performance.

•
Furthering the commitment to align pay-for-performance, in November 2012 the Committee granted long-term incentive awards with 50% performance shares (vesting based on three-year performance results), 25% time vested restricted shares and 25% stock options. The Compensation Committee determined this provides a better balance between performance and retention.

Sterling Fiscal 2014 Compensation Program Changes

In October 2013, upon consultation with the compensation consultant (as described in "Role of the Compensation Consultant"), the Compensation Committee decided to further enhance the Company's compensation programs through the following adjustments:

•
The maximum opportunity on long-term equity incentive awards for each NEO will be reduced from 200% of the base target percentage to 150% of the base target percentage. The Compensation Committee determined that this adjustment was in-line with emerging best practices in the banking sector.

•
Performance share awards will include absolute threshold performance metrics based solely on the corporate performance of the Company in addition to the comparison of performance metrics relative to an industry index. The Compensation Committee determined that this inclusion better aligned compensation with actual corporate performance.

•	A policy restricting stock hedging and pledging has been implemented.

•	Increased stock ownership guidelines for the Chief Executive Officer to the lesser of 6x base salary or 300,000 shares of common stock.

The Committee continued to maintain the following compensation practices:
• An executive compensation clawback policy.

•	Stock ownership guidelines for executive officers (including the Chief Executive Officer as detailed above).

•	No gross-up provisions on excise taxes paid in connection with a change in control in all employment agreements.

•	Double-trigger provisions for equity vesting required upon a change in control.

Role of the Compensation Committee

The Compensation Committee consists of no fewer than three members of the Board, each of whom is independent. The Compensation Committee meets on a regular basis throughout the fiscal year, including five meetings held during fiscal 2013. The Chairman of the Compensation Committee reports on material committee actions at Board meetings.

The Compensation Committee reviews all elements of compensation for the Company's President and Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), and the three other most highly compensated executive officers collectively, the "Named Executive Officers" or "NEOs". Elements of compensation are reviewed individually and in the aggregate, including a review of base salary, annual cash incentives, total cash compensation, long-term incentives and/or equity awards, total direct compensation, benefits and perquisites. In addition, the Compensation Committee reviews the pay-for-performance relationship and considers all elements in the aggregate as part of the executive's total compensation package. The Committee reviews its philosophy and executive compensation practices annually.

The Compensation Committee's major duties and responsibilities are the following:

•	Administer and review compensation, benefit and perquisites programs.

•	Evaluate CEO and other executive officer performance.

•	Review all aspects of the CEO's pay program including approval of base salary.

•
Review all aspects of the pay programs of the executive officers who report to the CEO, including an assessment of risk in connection with the compensation program; consider and approve executive officer base salaries.

•	Award annual cash incentive payments to the CEO and other executive officers in accordance with the terms of the Executive Officer Incentive Plan.

•	Make recommendations to the Board regarding incentive, equity and executive benefit plans.

•	Oversee the Company's compliance with all regulations related to executive compensation.

•	Review and approve all severance and termination arrangements for executive officers.

•	Review and approve the CD&A.

Role of Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, certain members of management are requested to attend meetings and/or provide input to the Committee. Input may be sought from the CEO, Chief Human Resources Officer (CHRO), CFO, Chief Risk Officer or others to ensure the Committee has the information and perspective it requires to carry out its duties.

In particular, the Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals and an annual business plan. In addition, the CEO provides to the Committee a self-assessment of his annual performance, as well as summaries of senior executive officer performance and recommendations relating to senior executive officer compensation, for its review at the end of each fiscal year.

The CHRO often assists the Committee on the design, administration and operation of the Company's compensation programs. The CHRO may be requested, on the Committee's behalf, to work with the Committee's independent consultant to develop proposals for the Committee's consideration. The Committee also receives regular updates from the Company's Chief Risk Officer and CFO throughout the year as appropriate.

Although executives provide insight, suggestions and recommendations regarding executive compensation, only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without the presence of management.

Role of the Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. The Compensation Committee also has access to outside legal counsel or other experts as needed.

In fiscal 2013, the Compensation Committee continued its relationship with Pearl Meyer & Partners ("PM&P"), a consulting firm specializing in executive and director compensation. PM&P was engaged to conduct an updated review of the Company's executive and director compensation programs and to assist the Compensation Committee in developing short and long-term incentive plans. In July, the Committee retained Meridian Compensation Partners, LLC ("Meridian") to assist with fiscal year end decisions and serve as independent advisor to the Committee.

During their respective periods as independent compensation consultant, PM&P and Meridian reported directly to the Compensation Committee regarding these matters and did not perform any other services for the Company. In the event that the Company desires to seek the expertise of the consulting firm for assistance with other issues not directly related to executive compensation, the Compensation Committee must first approve such activities.

The Compensation Committee reviewed and concluded that both PM&P and Meridian services comply with the standards adopted by the SEC and NYSE regarding compensation advisor independence and conflicts of interest. The Committee will continue to monitor compliance with these requirements on an ongoing basis.

Executive Compensation Philosophy

Our executive compensation program is intended to align the interests of our executive officers with stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. By providing annual cash incentives, long-term equity compensation and competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize Sterling's long-term financial performance, growth and profitability.

The Compensation Committee regularly assesses the components of the executive compensation program with advice from its independent compensation consultant and using a number of data sources. Periodically, the independent consultant will conduct a benchmarking study utilizing a peer group of banks of similar asset size and geographic region. For fiscal 2013, the Compensation Committee did not request an updated peer group or benchmarking study given the Company had recently negotiated employment agreements in connection with the hiring of new executive officers. The Compensation Committee concluded that the terms of those agreements reflected current market terms for executive positions of comparable responsibility.

The Company's compensation program is designed to provide a significant portion of total compensation based on performance relative to short and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee regularly reviews the components of each NEO's compensation package and generally targets at least 50% of the total compensation opportunity to be based on a combination of short and long-term performance. We accomplish these objectives through an integrated total compensation program, which includes the following components:

Component	Objective/Purpose	Opportunity

Base Salary
• Provide competitive base compensation to recognize executives' roles, responsibilities, contributions, experience and performance.

• Represents fixed compensation that is the basis for other compensation elements such as incentive pay.

• Salaries generally are targeted to be within the range of market.

• Actual salaries and increases reflect an executive's performance, experience and pay level relative to internal and external salary relationships.

Annual Cash Incentive	• Reward achievement of specific annual performance goals. • Provide meaningful "pay-at-risk" that is earned each year based on performance.	• Competitive compensation when performance goals are achieved. • Adjust pay accordingly based on superior performance or underperformance.

Equity Compensation
• Reward executives for long-term growth, profitability and creating stockholder value.

• Align executive and stockholder interests through stock awards which reward stock price appreciation.

• Grant restricted stock to help ensure executives have an ownership/equity interest.

• Grant performance shares and stock options to help ensure incentives over multi-year periods.
• Awards are competitive with industry practice and norms.

Benefits and Perquisites	• Enable the Company to attract and retain qualified talent. • Provide insurance and retirement security benefits.	• Competitive with industry practice.

Employment Agreements and Severance/Change in Control Benefits	• Protect the executive and the Company in the event of termination. • Retain executives in the event of a change in control.	• Competitive with industry practice.

Fiscal 2013 Compensation Elements

The Company's total compensation program for fiscal 2013 consisted of four main components: base salary, annual cash incentive compensation, equity compensation and benefits.

Base Salary

A competitive base salary is necessary to attract and retain talented executives. Annually, the Compensation Committee reviews each NEO's base salary and considers several factors including performance, operational effectiveness, experience and market conditions in determining if base salaries are appropriate. Base salaries generally have been targeted to be competitive with the practices of comparable financial institutions in Sterling's market area; however, individual base salaries are not targeted to a specific percentile. Base salary positioning relative to market is intended to reflect the executive's experience, performance and contribution to the Company.

In October 2012, upon his assessment of performance, the Compensation Committee determined that an increase in base salary for Mr. Kopnisky as outlined in the Summary Compensation Table was appropriate. The base salaries for the other NEOs remain unchanged.

Annual Cash Incentive Compensation

An important "at risk" component of the Company's fiscal 2013 total compensation program is the Executive Short-Term Incentive Plan (the "STI Plan"). Performance measures are established by the Compensation Committee on an annual basis and are tied specifically to the Company's financial performance. The STI Plan is cash-based and a target bonus opportunity is established by the Compensation Committee for each position.

Incentive targets for fiscal 2013 were the following:

	Annual Cash Incentive as a % of Base Salary
NEO	Threshold	Target	Maximum
Jack Kopnisky	25%	50%	100%
David Bagatelle	26.25%	35%	70%
Other NEOs	15%	30%	60%

In making awards to NEOs, the Compensation Committee considers a combination of Company, business unit and individual performance factors. These factors include a review of the Company's overall performance relative to its strategic plan, the individual achievement of each NEO relative to annual goals, the unique skills and experience of the NEO, and the NEO's overall contribution to the Company.

The table below outlines the Corporate measures, targets and relative weightings established by the Compensation Committee for the NEOs for fiscal 2013:

Metric	Weighting	Threshold	Target	Stretch
Earnings per Share	50%	$0.59	$0.65	$0.75
Return on Average Assets	50%	0.68%	0.75%	0.86%

Under the STI Plan, cash incentive payments based on the Company's financial performance are made only if one or more financial metrics meets or exceeds the thresholds established by the Compensation Committee. Assuming threshold performance is achieved on at least one metric, cash incentive payments would reflect a minimum of 12.5% of base salary for the CEO and 7.5% of base salary for the other NEOs. Cash incentive payments could reach a maximum of 100% of base salary for the CEO and 60% of base salary for the other NEOs in the event that actual performance achieved or exceeded maximum performance goals for both metrics.

For fiscal 2013, the Compensation Committee determined that the reported GAAP financial results did not reflect management's performance given the reported financial results included merger-related expenses associated with the acquisition of Legacy Sterling and a charge for asset write-downs. The Committee determined that an adjustment to the reported GAAP financial results to exclude the merger-related expenses and other charges was appropriate. Excluding these items, the Company had earnings per share of $0.63 and a return on average assets of 0.78%. Accordingly, the Committee scored the Corporate Component at 80% of target.

After a review of the Company's financial performance, combined with an assessment of individual performance of the NEOs, the Compensation Committee authorized the following incentive payments for 2013:

Annual Incentive Compensation
Name	Cash Incentive Payment
Jack Kopnisky	$280,192
Luis Massiani	125,000
Daniel G. Rothstein	75,000
James Peoples	125,000
David Bagatelle	50,000

The awards are reflective of the Company's growth and improved profitability, the successful completion of the Legacy Sterling acquisition, improvement in asset quality trends and the experience and leadership skills of the individual officers.

Equity Compensation

Another key element of executive compensation is the Company's equity plans, which are the 2004 Stock Incentive Plan (the "2004 Plan") and the 2012 Stock Incentive Plan (the "2012 Plan"), collectively referred to as the "Plans". The purpose of the Plans is to provide long-term incentives that align the interests of executives with the interests of stockholders and the Company. The importance of this component of compensation increases as the Company's common stock appreciates in value and serves as a long-term retention tool for executives.

Executives are considered for long-term incentive awards in November of each fiscal year. The Compensation Committee determines the form and amount of equity awards based on a review of the Company's financial performance, a subjective assessment of individual performance during the prior fiscal year and competitive practices. The equity incentive target for each NEO is defined as a percentage of base salary and remained unchanged in fiscal 2013. Incentive targets for fiscal 2013 were the following:

	2013 Long-term Equity Award Opportunity as a % of Base Salary
NEO	Threshold	Target	Maximum
CEO	23%	45%	90%
Other NEOs	15%	30%	60%

For each of the NEOs, the fiscal 2013 long-term equity incentive plan award had the following components:

•	50% of the award consisted of performance vested restricted stock (performance shares).

•	25% of the award consisted of time vested restricted stock.

•	25% of the award consisted of time vested stock options.

Restricted stock and stock option awards are allocated based on an assessment of corporate, business unit and individual performance and vest incrementally over a three-year period.

Performance shares vest based on future performance relative to specific corporate metrics approved by the Compensation Committee at the time of the grant. Performance metrics for the fiscal 2013 grant were:

•	Total stockholder return ("TSR") relative to the KBW Banks Regional Banking Index over a three-year period.

•	Compound annual earnings per share ("EPS") growth relative to the KBW Banks Regional Banking Index over a three year period.

Each performance metric receives a 50% weighting. In order to receive the target awards, performance must be at least at the median of the KBW Regional Banking Index. Performance is interpolated within a range from 50% of the grant award for achieving 35th percentile performance relative to the index and a stretch award of 200% of target for achieving 75th percentile or greater relative to the index.

The table below shows the matrix that the Compensation Committee will review upon the completion of the performance period (10/1/2012 - 9/30/2015) to determine vesting for the 2013 performance shares.

Measure	Weight	Payout Range
		Threshold < 35th percentile	Threshold 35th percentile	Target 50th percentile	Stretch 75th percentile and above
Relative 3-year TSR (i.e. percentile rank)	50%	0%	25%	50%	100%
Relative 3-year EPS Growth (i.e. percentile rank)	50%	0%	25%	50%	100%

The 2013 equity grants awarded in November 2012 are summarized below. For more information on the assumptions used in determining the fair value of these awards refer to "Grants of Plan-Based Awards Fiscal 2013" table included herein on page 25.

Fiscal 2013 Equity Compensation Awards
	Options Value	Restricted Stock Award Value	Performance Share Value	Total Value	Total Shares
Jack Kopnisky	$147,693	$184,500	$229,500	$561,693	100,100
David Bagatelle	$60,060	$62,100	$62,100	$184,260	35,800
James Peoples	$52,143	$54,000	$54,000	$160,143	31,100
Daniel G. Rothstein	$32,487	$34,200	$45,000	$111,687	20,700

2014 Stock Incentive Plan

The Company is requesting that stockholders' approve the 2014 Stock Incentive Plan. In connection with the Merger, the number of shares available for grant under the 2012 Plan was significantly reduced. Management and the Compensation Committee anticipate that the number of long-term equity incentives awarded on an annual basis will increase given the Company's larger size and greater diversification. See page 37 for a summary of the proposed 2014 Stock Incentive Plan.

Benefits

The Company sponsors a variety of benefit plans for all employees. These benefits include the Provident Bank Employee Stock Ownership Plan, a 401(k) Plan, the Provident Bank Defined Benefit Pension Plan (for which benefit accruals have been frozen since September 30, 2006), life insurance, and health and welfare benefits.

The Company also provides certain executive benefits and perquisites that are designed to provide benefits to executives to address tax code limitations. The Company's policy on benefits has been to provide benefits consistent with market practice.

Additional benefits and perquisites provided for executives include:

•
Supplemental Retirement Benefits - The Company provides certain NEOs with supplemental retirement benefits to make up for benefits that would otherwise be payable under our tax-qualified plans if specified tax code limitations did not apply.

•	Insurance - The Company provides certain NEOs with supplemental long-term disability insurance, long-term care insurance, and life insurance.

•	Perquisites - Certain executives are eligible for modest perquisites such as country club dues. The Company does not otherwise provide significant perquisites or personal benefits to its executives.

Other Matters

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee takes into account the various tax and accounting implications of compensation and benefit vehicles utilized by the Company.

•
The Company expenses all restricted stock awards and stock option grants in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 - Compensation - Stock Compensation.

•
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the tax deduction for compensation paid to NEOs to $1,000,000. This deduction limitation does not apply to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by the stockholders. Our stockholders have approved the 2004 Plan and the 2012 Plan, which are designed to allow the deduction as an expense on behalf of the Company for income realized by the participant on the exercise of the stock options. Generally, the Compensation Committee wishes to maximize the Company's federal income tax deductions for compensation expense.  Nonetheless, the Committee believes that there are circumstances in which the provision of compensation that is not fully deductible may be more consistent with its compensation philosophy and objectives and may be in the best interests of the Company and its stockholders. The Committee's ability to retain flexibility in this regard may, in certain circumstances, outweigh the advantages of qualifying certain compensation as deductible under Section 162(m).

Adjustment or Recovery of Awards

Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirements based upon a judicial determination of misconduct, the CEO and the CFO must reimburse the Company for:

•	Any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document.

•	Any profits realized from the sale of Company securities during the 12 month period.

With respect to the STI Plan and the Long-Term Incentive Plan, in the event that the Company is required to prepare an accounting restatement due to error, omission or fraud (as determined by the members of the Board who are considered "independent" for purposes of the listing standards of the NYSE), each executive officer shall reimburse the Company for part or the entire incentive award made to such executive officer on the basis of having met or exceeded specific targets for performance periods.  For purposes of this policy, (i) the term "incentive awards" means awards under the Company's STI Plan, and Long-Term Incentive Plan,  the amount of which is determined in whole or in part upon specific performance targets relating to the financial results of the Company; and (ii) the term executive officer means employees who are eligible to participate in the Company's STI Plan and Long-Term Incentive Plan.  The Company may seek to reclaim incentive awards within a three-year period of the incentive payout.

Consideration of Prior Amounts Realized

In furtherance of the Company's strategy of emphasizing rewards for future superior performance, prior compensation outcomes, including stock compensation gains, are generally not considered in setting future compensation levels.

Stock Ownership Guidelines

The Committee concluded that NEOs and Board members should own a significant amount of the Company's stock. Any person nominated, appointed or elected to the Board, in order to qualify as such, must own and thereafter continue to hold at least 500 shares of the Company's common stock from the time of first appointment or election to the Board. Within five years of joining the Board or being named to an executive position, Board members and NEOs are required to achieve ownership of a defined market value of Company stock. Specific guidelines are:

•	Lesser of six times annual base salary or 300,000 shares for the Chief Executive Officer.

•	Lesser of two times base annual salary or 40,000 shares for other NEOs.

•	Directors are expected to achieve ownership of the lesser of five times Board retainer or 20,000 shares.

The period to achieve compliance is five years from the later of (1) the day of first appointment to the Board or executive officer position or (2) the day of adoption of these guidelines, which was December 20, 2011, unless approved by the Committee. The Committee monitors ownership levels and compliance on an annual basis. Below is a summary of shares that qualify for the ownership requirements described above:

•
Beneficially owned shares that the individual owns or has voting power including the power to vote (including restricted shares), or to direct the voting; and/or, investment power including the power to dispose or to direct the disposition.

•	Shares owned by an individual in the Company's benefit plans (e.g. ESOP, 401K).

•	Shares held by an investor in the Company for which a Board member serves as a designee.

•	Unexercised stock options are excluded.

NEOs and Board members are expected to hold 75% of any net shares received through compensatory equity based grants until the ownership guidelines are achieved. Once an NEO or Board member achieves the ownership requirement, he/she is no longer restricted by the holding requirement; provided his/her total stock ownership level does not fall below the ownership guidelines.

Employment Agreements

The Company provides employment agreements to all NEOs. We have modified employment agreements to eliminate evergreen features and gross up provisions for "excess parachute payments" under Internal Revenue Code Section 280G. In addition we will no longer provide for the acceleration of vesting of stock options or restricted shares as a single trigger provision for potential payments upon a change in control.

For a discussion of employment agreement terms, see "Employment Agreements and Potential Payments upon Termination or a Change in Control."

Following the Merger, on November 1, 2013, the Company entered into a new employment agreement with each of Messrs. Bagatelle, Massiani and Peoples.  The employment agreements each provide for an annual base salary of $400,000 and a target annual bonus and target annual equity award opportunity as determined by the Compensation Committee.  Each employment agreement also provides for severance payments upon termination of the executive "without cause" or if the executive is terminated "without cause" or resigns for "good reason" within twelve months following a change in control. Under the employment agreements, payments and benefits payable in connection with a change in control of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code if such reduction would result in the executive receiving greater compensation and benefits on an after-tax basis.

Upon termination of employment, each of the employment agreements also provides for a release of claims from the executive and restricts the executive from competing with the Company or soliciting its employees for prescribed periods.

Also in connection with the Merger, the Company and Mr. Kopnisky entered into an amendment to his employment agreement. The amendment became effective as of the effective time of the Merger. The amendment extends the term of Mr. Kopnisky's employment agreement until October 31, 2016 and gives effect to certain provisions of the Company's bylaws relating to the President and Chief Executive Officer positions.

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers. Although management has the primary responsibility for the Company's financial statements and reporting process, including the disclosure of the CD&A, the Committee has reviewed the CD&A with management and is satisfied it represents the philosophy, intent, and actions of the Committee with regard to executive compensation. We recommend to the Board that the CD&A be included in this Proxy Statement for filing with the SEC.

William Helmer, Chairman        Robert Abrams        Robert Lazar        Burt Steinberg

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been one of our officers or employees or an officer or employee of any of our subsidiaries. During fiscal 2013, none of our executive officers served on the Compensation Committee (or equivalent), or the board of directors of another entity whose executive officer(s) served on the Compensation Committee or Board of Directors of the Company.

Executive Compensation

The following table sets forth information regarding total compensation paid to NEOs for the fiscal year ended September 30, 2013.
SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Non Qualified Deferred Compensation Earnings($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Jack Kopnisky, President and CEO	2013	596,154	-	414,000	147,693	280,192	-	62,678	1,500,717
	2012	550,000	-	-	-	412,500	-	41,968	1,004,468
	2011	126,923	75,000	349,990	249,998	-	-	12,094	814,005

Luis Massiani, EVP Chief Financial Officer (1)	2013	282,692	-	111,360	70,500	125,000	-	10,582	600,134

Daniel Rothstein, EVP General Counsel	2013	289,864	-	79,200	32,487	75,000	119,142	71,389	667,082
	2012	289,864	-	87,300	-	121,743	-	56,540	555,447
	2011	286,831	-	-	-	-	-	65,055	351,886

David Bagatelle, EVP Market President	2013	400,000	-	124,200	60,060	50,000	-	11,616	645,876
	2012	364,615	-	79,925	100,880	178,662	-	13,979	738,061

James Peoples, EVP Market President	2013	348,077	-	108,000	52,143	125,000	-	3,855	637,075
	2012	268,750	25,000	52,275	51,313	112,875	-	3,233	513,446

Stephen Masterson, Former EVP Chief Financial Officer (2)	2013	112,500	-	-	-	-	-	37,234	149,734
	2012	233,750	25,000	46,970	48,125	50,000	-	8,524	412,369

Footnotes:
(1) Mr. Massiani commenced employment on December 5, 2012. Mr. Massiani's annual base salary for fiscal 2013 was $350,000.
(2) Mr. Masterson's salary for fiscal 2013 includes payments for unused accrued vacation. Mr. Masterson resigned effective December 14,
2012.

Column Notes:
(e) Represents the aggregate grant date fair value of restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares is calculated at target performance achievement.
For more information on the assumptions used in determining the fair value of these awards, see note 11(e) to the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013.
(f) Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. For more information on the assumptions used in determining the fair value of these awards, see note 11(e) to the audited financial statements in our Annual Report on Form 10-K for the fiscal year end September 30, 2013.
(g) Represents non-equity incentive plan compensation earned for the fiscal year ended September 30, 2013.
(i) Amounts include contributions to the 401(k) plan, ESOP, SERP and the cost to the Company for certain group life, health and disability insurance, long-term health care insurance and dividends earned on restricted stock.

ALL OTHER COMPENSATION
FISCAL 2013

Name (a)	401(k) Plan ($) (b)	Employee Stock Ownership Plan ($) (c)	Supplemental Executive Retirement Plan ($) (d)	Contribution on Employee Life and LTD Insurance Benefits ($) (e)	Dividends on Unvested Restricted Stock($) (f)	Perquisites($) (g)	Other ($) (h)	Total ($) (i)

Jack Kopnisky	7,650	-	22,125	24,337	8,566	-	-	62,678

Luis Massiani	8,054	-	-	368	2,160	-	-	10,582

Daniel Rothstein	5,537	4,749	7,867	40,231	2,684	-	-	71,389

David Bagatelle	7,650	-	-	507	3,459	-	-	11,616

James Peoples	-	-	-	1,425	2,430	-	-	3,855

Stephen Masterson	-	-	-	42	420	-	36,772	37,234

Column Notes:
(b) Represents the Company's contributions to the NEOs 401(k) plan.
(c) Represents the fair value of shares allocated under the ESOP for calendar year 2012.
(d) Represents the amount contributed under the SERP for calendar year 2012.
(g) Total perquisites for each NEO did not exceed $10,000.
(h) Represents the payment to Mr. Masterson in exchange for the cancellation of outstanding equity awards, calculated as set forth in Mr. Masterson's separation agreement. For more information see page 13, section 3, exhibit 10.2 of 8-K filed on
November 27, 2012.

Grants of Plan-Based Awards

The following table sets forth information regarding non-equity incentive plan compensation for the NEOs for the fiscal year ended September 30, 2013.
GRANTS OF PLAN-BASED AWARDS
FISCAL 2013

		Estimated Possible Payouts Under Non Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Jack Kopnisky	-	225,000	300,000	600,000	-	-	-	-	-	-	-
	11/20/2012	-	-	-	-	-	-	20,500	54,100	9.00	332,193
	11/20/2012	-	-	-	12,750	25,500	38,250		-	9.00	229,500

Luis Massiani (1)	-	78,750	105,000	210,000	-	-	-	-	-	-
	12/5/2012	-	-	-	-	-	-	12,000	25,000	9.28	181,860

Daniel Rothstein	-	65,219	86,959	173,918	-	-	-	-	-	-	-
	11/20/2012	-	-	-	-	-	-	3,800	11,900	9.00	66,687
	11/20/2012	-	-	-	2,500	5,000	7,500		-	9.00	45,000

David Bagatelle	-	105,000	140,000	280,000	-	-	-	-	-	-	-
	11/20/2012	-	-	-	-	-	-	6,900	22,000	9.00	122,160
	11/20/2012	-	-	-	3,450	6,900	10,350		-	9.00	62,100

James Peoples	-	78,750	105,000	210,000	-	-	-	-	-	-	-
	11/20/2012	-	-	-	-	-	-	6,000	19,100	9.00	106,143
	11/20/2012	-	-	-	3,000	6,000	9,000		-	9.00	54,000

Stephen Masterson	-	-	-	-	-	-	-	-	-	-	-

(1) The stock options and restricted stock awards granted to Mr. Massiani on December 5, 2012 represent a component of his employment agreement.

Column Notes:
(c-e) Represents potential annual cash incentive amounts payable pursuant to the STI Plan.
(f-h) Represents the number of performance shares that may vest if performance goals are achieved over a three-year period.
(i) Represents the number of restricted stock awards granted.
(j) Represents the number of stock option awards granted.
(l) Fair value of awards is computed as follows:
•Options Awards: The Black Scholes grant date fair value of each stock option award computed in accordance with FASB ASC
Topic 718. See note 11(e) to the audited financial statements in our Annual Report on Form 10-k for the fiscal year ended
September 30, 2013 for details on fair value assumptions.
•Restricted Stock Awards: Fair value is based on the Company's closing stock price on the date of the grant.

Executive Officer Incentive Plan

Please see CD&A section titled "Annual Cash Incentive Compensation" for a description of the performance conditions and other material terms of the STI Plan.

2004 Stock Incentive Plan and 2012 Stock Incentive Plan

Provident's stockholders approved the Provident New York Bancorp 2012 Stock Incentive Plan in February 2012. A total of 3,044,727 shares of our common stock including 144,727 shares remaining under the 2004 Plan were authorized for issuance. Under the terms of the 2004 Plan, a total of 1,997,300 shares of authorized but unissued common stock were reserved for issuance under the 2004 Plan. Under both plans, options have up to a ten-year term and may be either non-qualified stock options or incentive stock options. Each option entitles the holder to purchase one share of common stock at an exercise price equal to the fair market value of the stock on the grant date. Employees who retire under circumstances in accordance with the terms of either the 2004 Plan or the 2012 Plan may be entitled to accelerate the vesting of individual awards. There were 24,383 shares potentially subject to accelerated vesting as of September 30, 2013.

Stock Awards and Stock Option Grants Outstanding

The following tables set forth information regarding stock awards and stock options outstanding at September 30, 2013, whether granted in 2013 or earlier.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2013

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares or Units of Stock that have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (j)

Jack Kopnisky	53,762 (1)	53,764 (1)	-	8.46	7/6/2021	35,276	384,156	37,320	406,415
	-	54,100	-	9.00	11/20/2022	-	-	-	-

Luis Massiani	-	25,000	-	9.28	12/5/2022	12,000	130,680	-	-

Daniel Rothstein	60,000	-	-	12.84	3/10/2015	-	-	-	-
	13,000	-	-	10.03	7/27/2020	10,467	113,986	5,000	54,450
	-	11,900	-	9.00	11/20/2022	-	-	-	-

David Bagatelle	13,000	39,000	-	6.95	10/31/2021	14,567	158,635	6,900	75,141
	-	22,000	-	9.00	11/20/2022	-	-	-	-

James Peoples	6,250	18,750	-	6.97	11/30/2021	11,000	119,790	6,000	65,340
	-	19,100	-	9.00	11/20/2022	-	-	-	-

Stephen Masterson	-	-	-	-	-	-	-	-	-

Footnotes:
(1) Represents stock options granted pursuant to NASDAQ inducement grant exception, vesting in four equal annual installments commencing on July 6, 2012.

Column Notes:
(f) Stock options generally expire 10 years after the grant date.
(g) Represents the number of restricted stock awards that were not vested as of September 30, 2013.
(h) Represents the value of the unvested restricted stock awards based on the Company's closing stock price on September 30, 2013 of
$10.89.
(i) Represents the number of performance shares that may vest if performance goals are achieved over a three-year period. Assumes target performance achievement.
(j) Represents the value of the unvested performance shares based on the Company's closing stock price on September 30, 2013 of $10.89.

The following table represents options exercised and vesting of stock awards during fiscal year ended September 30, 2013.

OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Jack Kopnisky	-	-	7,387	74,609
Luis Massiani	-	-	-	-
Daniel Rothstein	-	-	3,333	30,097
David Bagatelle	-	-	3,833	34,995
James Peoples	-	-	2,500	22,650
Stephen Masterson	-	-	-	-

There were no options exercised during the fiscal year ended September 30, 2013.

Provident Bank Defined Benefit Pension Plan

The Defined Benefit Plan is a tax-qualified defined benefit pension plan. The plan was frozen to new participants effective September 30, 2006, and no additional benefit accruals have been earned under the plan since that date.

The normal retirement benefit is a single life annuity or, for a married participant, a joint and survivor annuity (actuarial equivalent of the single life annuity). Benefits may be paid in various other annuity forms. For participants retiring at age 65 or older, or for participants who have attained either age 55 or older with 20 years of completed service, their retirement benefit may be paid as a lump sum. Under the Defined Benefit Plan, normal retirement age is the later of a participant's 65th birthday or the fifth anniversary of the participant's participation in the plan.

The normal retirement benefit is calculated based on a participant's annual compensation over the five consecutive calendar years (out of the last ten) in which his or her compensation was the highest. A participant's "compensation" includes wages and salary, but excludes commissions and bonuses. The amount of annual compensation that may be taken into account for purposes of calculating benefits is subject to a cap per IRS Regulations.

As of September 30, 2013, Mr. Rothstein is the only NEO eligible to receive benefits under the Defined Benefits Plan and has been credited with 30 years of vesting service and 24 years of benefit accrual service.

The Company contributes each year to the Defined Benefit Plan an amount that is at least equal to the actuarially determined minimum funding requirements in accordance with ERISA and the Code. For fiscal 2013, no contributions were required.

Pension Benefits

The following table sets forth information regarding the actuarial present value of benefits accrued by the NEOs under the Provident Bank Defined Benefit Pension Plan and the defined benefit portion of the SERP as of September 30, 2013. The number of years of credited service represent vesting years of credit. Pension benefit years of service were frozen as of September 30, 2006.
PENSION BENEFITS FISCAL YEAR 2013

Name (a)	Plan (b)	Number of Years of Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During the Last Fiscal Year ($) (e)

Daniel Rothstein	Defined Benefit Plan	30*	1,002,706	-
	SERP	30*	34,243	-
Column Notes:
For purposes of calculating the present value of the NEOs accrued benefits, the following valuation methodology and assumptions were used:
•Mortality table: 1983 Group Annuitant Mortality table for both males and females. Discount rate = 7%

(d)The present value of the NEO's accrued benefits were calculated as of the measurement date for the Defined Benefit Plan in the year ending September 30, 2012, pursuant to FASB Accounting Standards Codification Topic 715, as applied for purposes of our audited financial statements. For information about the assumptions used in these calculations, see note 12(a) to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Non-qualified Deferred Compensation for NEOs

The Company maintains the SERP, a non-qualified supplemental retirement benefits plan. The purpose of the SERP is to make up for benefits that would otherwise be payable under the Defined Benefit Plan, the Provident Bank 401(k) Plan and the Provident Bank Employee Stock Ownership Plan. Such compensation includes amounts over the qualified plan compensation limit. Rather than adding a different measure of value, the SERP restores the value executives lose under the plan (described above) due to government limitations. The Compensation Committee determines employees that may participate in the SERP.

A participant's supplemental retirement benefit under the SERP is adjusted for deemed earnings at a "default rate," or, if elected by a participant, based on one or more hypothetical investments in investment options consisting of mutual funds in fiscal year 2013, that are available under the 401(k) Plan. The investment in mutual funds earned rates of return ranging from 0.16% to 26.75% in fiscal year 2013.

Supplemental benefits under the SERP are generally paid in cash. All obligations arising under the SERP are payable from the general assets of Sterling, although Sterling has established a rabbi trust to help pay benefits under the SERP. The assets of the trust are at all times subject to the claims of Sterling's general creditors. It is Sterling's current policy not to fund the rabbi trust with Company common stock.

The following table sets forth information regarding amounts accrued by the NEOs as of September 30, 2013 under each defined contribution or other plan that provides for the deferral of compensation on a non tax-qualified basis.

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Jack Kopnisky	-	22,125	3,332	-	28,000
Daniel Rothstein	-	7,867	346	-	203,165

Column Notes:
(c) Amounts in this column are included in the "All Other Compensation Table" of the "Summary Compensation Table".
(d) Amounts in this column do not reflect an above-market rate.

Employment-Related Agreements and Potential Payments upon Termination or Change in Control

Provident entered into employment agreements with each of its NEOs. The principal terms of those agreements, as of September 30, 2013, are summarized below. These summaries do not take into account changes that took place in connection with the Merger after the end of the 2013 fiscal year as described in our CD&A.

Jack Kopnisky

On June 20, 2011, we entered into a two-year employment agreement with Mr. Kopnisky that provided him an annual base salary of $550,000 and a target annual bonus of 50% (with a range of 0% to 150% based on performance) of his base salary under the Company's annual bonus plan. The agreement provided that the base salary would be reviewed at least annually and may be increased, but not reduced without Mr. Kopnisky's consent.

In addition to an annual salary and bonus, the agreement provided for Mr. Kopnisky to be entitled to (a) participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group life, health, dental, disability long-term care and any other employee benefit plans and (b) reimbursement for the initiation fee for membership in a country club in Provident Bank's market area.

Pursuant to the employment agreement, the Company could terminate Mr. Kopnisky's employment at any time for "cause," in which event he would have no right to receive compensation or other benefits for any period after termination. "Cause" is defined to include Mr. Kopnisky's failure to substantially perform his duties and his material breach of the employment agreement.

If the Company terminated Mr. Kopnisky without "cause," or Mr. Kopnisky voluntarily resigned for "good reason" (defined to include a material adverse change in his duties or responsibilities or the Company's or Provident Bank's material breach of the agreement), then Mr. Kopnisky would have been entitled to severance pay in the amount of two times the sum of his base salary immediately prior to termination and his target bonus for that year. However, if Mr. Kopnisky's termination occurred within eighteen months after a change in control, he would have been entitled to severance pay in the amount of three times the sum of his base salary immediately prior to termination and his target bonus for that year. Mr. Kopnisky's agreement also provided for eighteen monthly payments of premiums for post-employment insurance under the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), and accelerated vesting of stock options and restricted stock awards. These payments and benefits would have been reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code if such reduction would have resulted in Mr. Kopnisky receiving greater compensation and benefits on an after-tax basis.

Mr. Kopnisky's agreement provided that, for a period of one year following the date of his termination of employment, Mr. Kopnisky could not compete with Provident Bank or solicit any of the Company's or Provident Bank's customers or employees. In the event of a change in control, the non-compete and non-solicit provisions would not have applied. These provisions could have been waived with the written consent of the Company. Mr. Kopnisky's entitlement to any severance payments or benefits was subject to his compliance with these non-solicitation and non-competition requirements.

In November 2012 Mr. Kopnisky's employment agreement was amended to extend the term through November 30, 2015, and to provide that, during the term of the agreement, Mr. Kopnisky was eligible to participate in the STI Plan.

Luis Massiani

On November 26, 2012, we entered into a three-year employment agreement with Mr. Massiani.  The employment agreement provided for an annual base salary of $350,000. Mr. Massiani was also eligible to participate in our STI Plan.

The agreement provided for Mr. Massiani to be entitled to participate in any equity and/or long-term compensation programs established for senior executive officers and all of our retirement, group life, health, dental, disability, long-term care and any other employee benefit plans. In addition, Mr. Massiani received equity-based incentive stock options and restricted stock awards effective as of his start date.

The employment agreement also provided that if we terminate Mr. Massiani's employment without "cause" (defined to include Mr. Massiani's failure to substantially perform his duties, certain significant misconduct and his material breach of the employment agreement) or for "good reason" (defined to include a material adverse change in his duties or responsibilities or the Company's or the Bank's material breach of the agreement) within one year of a change in control, then Mr. Massiani would, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the sum of his base salary and target bonus for the year of termination, and (ii) continuation of health insurance premiums for a period of eighteen months following termination of employment. Under the employment agreement, payments and benefits payable in connection with a change in control will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code if such reduction would result in the executive receiving greater compensation and benefits on an after-tax basis.

The employment agreement also provided that, for a period of twelve months following the termination of Mr. Massiani's employment for any reason, he would be restricted from competing with the Company and its affiliates and, for a period of eighteen months following the termination of his employment for any reason, he would be restricted from soliciting the Company's and its affiliates' respective customers or employees.

Daniel Rothstein

Mr. Rothstein’s employment agreement expired in June 2013.  As previously reported, in May 2013 the Company entered into a retention agreement with Mr. Rothstein to ensure his continued service through completion of the Merger.  The retention agreement provided for a lump sum payment of $289,900 within 10 days of the completion of the Merger or within 30 days of termination of employment without cause.

David Bagatelle

In October 2011 the Company and Provident Bank entered into an employment agreement with Mr. Bagatelle. Mr. Bagatelle's agreement provides for an initial base salary of $400,000 annually, and for a target annual bonus of 35% of his base salary under the STI Plan. The original term of this agreement was one year.

In November 2012 Mr. Bagatelle's employment agreement was amended to: extend the term through November 30, 2015; provide that during the term of the agreement, Mr. Bagatelle shall be eligible to participate in the STI Plan; and provide that, if Mr. Bagatelle's employment with the Company is terminated within one year of a change in control, that he will be provided certain benefits, including a severance payment equal to: (i) his base salary at the time of termination; and (ii) his target bonus for the year in which the termination occurs.

James Peoples

In November 2011 the Company and Provident Bank entered into an employment agreement with Mr. Peoples. Mr. Peoples' agreement provides for an initial base salary of $325,000 annually, and that he is eligible to participate in the STI Plan. The original term of this agreement was one year.

In November 2012 Mr. Peoples' employment agreement was amended to: extend the term through November 30, 2015; provide during the term of the agreement, Mr. Peoples shall be eligible to participate in the STI Plan; and provide that, if Mr. Peoples' employment with the Company is terminated within one year of a change in control of the Company, that he will be provided certain benefits, including a severance payment equal to: (i) his base salary at the time of termination; and (ii) his target bonus for the year in which the termination occurs.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by the President and CEO in the event of a hypothetical termination of employment as of September 30, 2013.

JACK KOPNISKY, PRESIDENT AND CEO

Event	Salary and Other Cash Payments ($)	Accelerated Vesting of Stock-Based Awards ($) (1)	Continuance of Health and Welfare Benefits (4)	Total ($)

Change in Control:
Voluntary Termination or Termination With Cause	-	-	-	-
Termination Without Cause or For Good Reason	1,800,000	-	40,619	1,840,619
Disability	-	693,385	-	693,385
Retirement (2)	-	-	-	-
Change in Control:
Termination Without Cause or For Good Reason (3)	2,700,000	792,795	40,619	3,533,414

Footnotes:

(1)	The dollar amount is calculated based on $10.89 per share, the closing price of Provident's common stock on September 30, 2013

(2)	Mr. Kopnisky is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

(3)	Mr. Kopnisky would receive these benefits if termination occurs on or within 18 months of a change in control.

OTHER NEOs

The following table presents the benefits that would be received by the other NEOs in the event of a hypothetical termination of employment as of September 30, 2013. Such benefits only are payable upon a change in control.

NEO	Salary and Other Cash Payments ($)	Accelerated Vesting of Stock-Based Awards ($) (1)	Continuance of Health and Welfare Benefits ($)	Total ($)

Luis Massiani	455,000	170,930	14,155	640,085
Daniel Rothstein	376,823	152,095	28,462	557,380
David Bagatelle	540,000	295,486	42,473	877,959
James Peoples	455,000	210,076	23,012	688,088
Footnotes:
(1)     The dollar amount is calculated based on $10.89 per share, the closing price of Provident's common stock on September 30, 2013.

Compensation of Directors
DIRECTOR COMPENSATION
FISCAL 2013

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Values and Non Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

William Helmer - Chairman	116,983	21,780	-	-	576	600	139,939
Dennis Coyle	52,900	21,780	-	-	2	600	75,282
Navy Djonovic	46,400	21,780	-	-	-	600	68,780
James Deutsch (1)	32,300	-	-	-	-	-	32,300
Thomas Jauntig	51,400	21,780	-	-	-	600	73,780
Thomas Kahn	47,400	21,780	-	-	-	600	69,780
Michael Kennedy	53,400	21,780	-	-	-	600	75,780
Victoria Kossover	46,900	21,780	-	-	-	600	69,280
Donald McNelis	26,900	21,780	-	-	64,803	480	113,963
Richard O'Toole	30,800	-	-	-	-	-	30,800
Carl Rosenstock	44,900	21,780	-	-	12,702	600	79,982
Burt Steinberg	52,900	21,780	-	-	-	600	75,280
George Strayton	47,900	21,780	-	-	73,307	600	143,587

(1) The Company has agreed to make the payments of any fees earned or stock awards granted due to Mr. Deutsch to his business Patriot Financial Manager, LP.

Column Notes:
(c) Represents the value of restricted stock awards based on the Company's closing stock price on September 30, 2013 of $10.89.

DIRECTOR OUTSTANDING EQUITY AWARDS AND OPTIONS
FISCAL YEAR 2013

	Option Awards	Stock Awards (RRPs)
Name (a)	Underlying Unexercised Options (#) (b)	Number of Shares of Stock that have not Vested (#) (c)

William Helmer - Chairman	46,100	-
Dennis Coyle	46,100	-
Navy Djonovic	-	-
James Deutsch	-	-
Thomas Jauntig	46,100	-
Thomas Kahn	46,100	-
Michael Kennedy	46,100	-
Victoria Kossover	46,100	-
Richard O'Toole	-	-
Donald McNelis	46,100	-
Carl Rosenstock	46,100	-
Burt Steinberg	46,100	-
George Strayton	180,000	-

Director Compensation

The Company uses a combination of cash and stock to attract and retain qualified candidates to serve on the Board. Equity compensations provides the opportunity to earn more based on the Company's total stockholder return and to align directors' interests with those of the Company's stockholders. The Nominating and Corporate Governance Committee reviews director compensation and benefits annually and makes recommendations to the Board.

Fees. Directors of the Company received an annual retainer fee of $24,000. Chairman Helmer received a retainer fee of $85,000. Directors also received a fee of $1,200 per board meeting attended and $500 per committee meeting attended. The chairman of each committee (with the exception of Chairman Helmer) received an additional $2,000 per year (with the exception of the Audit Committee Chairman who received $4,000 per year). Directors who are also employees of the Company are not eligible to receive any fees for their service as a director.

Stock Awards and Stock Option Grants. During the fiscal year ended September 30, 2013, no awards or options were granted.

2005 Deferred Director Fee Plan. The Company maintains the 2005 Deferred Director Fee Plan pursuant to which directors may elect to defer all or a portion of their board fees earned during a calendar year. In the case of a director who is also an employee, the director may elect to defer receipt of all or a portion of the incentive compensation paid to the director in the director's capacity as an employee during the year. Each director may express to the Committee appointed to administer the Plan a preference as to how the director's deferral account should be hypothetically invested among the investment options designated by the Committee (which include the Company's common stock).

Under the terms of the Plan, deferred amounts are credited to a bookkeeping account established in the name of each director.  Deferral accounts are generally paid to a director in quarterly installments over five years (unless the director elects payment in a lump sum or payment in installments over a different number of years) commencing as of the earliest of (a) the date elected by the director, (b) the director's attaining age 75, or (c) the director's separation from service. In the event of the director's death, the director's deferral account is paid to the director's designated beneficiary in the same form as it would otherwise have been paid to the director, commencing in the first calendar quarter after death. In the event of a change in control, directors' deferral accounts are required to be paid to directors in the form of a lump sum payment within 60 days after the change in control.  A director may request an early distribution from the director's deferral account on the account of hardship. Distributions are made in cash, except that to the extent that a director's deferral account is hypothetically invested in shares of The Company common stock, in which case the distribution is made in the form of Company common stock (subject to the director being eligible to elect distribution in cash after a change in control).

All obligations arising under the deferred compensation agreements are payable from the Company's general assets; however, the Company has established a rabbi trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements.

Transactions with Certain Related Persons

A number of our directors and officers and certain business organizations associated with them have been customers of our banking and other subsidiaries. During the year ended September 30, 2013, all extensions of credit to these persons, which were made only by the bank, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features.

The bank leases one of its branch offices from former Director Dennis L. Coyle. Mr. Coyle resigned effective October 31, 2013. The lease calls for monthly rental payments, which totaled approximately $57,554 for the last fiscal year, with annual increases of 3% per year until maturity in 2014. In addition, bank is responsible for 4/9 of all real estate taxes and certain common charges associated with the property. During the fiscal year ended September 30, 2013, these additional amounts were approximately $20,000.

We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their related interests. Regulation O is made applicable to the bank by provisions of the Home Owners' Loan Act and the regulations of the Office of Comptroller of the Currency. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Board of Directors of Sterling National Bank.

Consistent with the Company's Code of Ethics, proposed transactions with related persons are disclosed to the Nominating and Corporate Governance Committee of the Board, which must approve such transactions to the extent required under the Code of Ethics. The director or executive officer is required to disclose all non-privileged information the person has, and thereafter may not partake in any decision-making process. The Nominating and Corporate Governance Committee evaluates the transaction, and may approve, reject, or set other conditions in its discretion. To qualify for approval, a transaction must be on the same terms, conditions, and collateral as would be reasonable if entered into with an unrelated third party. In the case of a proposed transaction with or related to a director, the Nominating and Corporate Governance Committee will also consider the effect, if any, the transaction would have on the independence of the director.

PROPOSAL II – NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14(a) of the Securities Exchange Act of 1934, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the Company's executive compensation, as described above under "Compensation Discussion and Analysis," the compensation tables and narrative discussions of NEO compensation in this Proxy Statement. Consistent with the voting results for this proposal at the 2011 annual meeting, the Board determined that an advisory vote to approve executive compensation would be conducted annually.

The Board recommends the approval of its executive compensation proposal. It believes the Company's compensation programs are centered on a pay for performance culture and are strongly aligned with the long-term interests of stockholders. The Company's goal for its executive compensation program is to reward executives who provide leadership for and contribute to our financial success. This proposal, commonly referred to as a "Say-on-Pay" proposal, gives you as a stockholder the opportunity to endorse or not endorse the Company's executive pay program through the following non-binding resolution:

"RESOLVED, that the compensation of Sterling Bancorp's Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures, is hereby approved."

This is an advisory vote only, and neither the Company nor the Board of Directors will be bound to take action based upon the outcome. The Board of Directors and the Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

PROPOSAL III - APPROVAL OF THE STERLING BANCORP 2014 STOCK INCENTIVE PLAN

In December 2013, the Company's Board of Directors approved the Sterling Bancorp 2014 Stock Incentive Plan (the "2014 Plan") to replace the Provident New York Bancorp 2012 Stock Incentive Plan. We are seeking stockholder approval for the 2014 Plan.

Set forth below is a summary of reasons for adopting and seeking stockholder approval for the 2014 Plan. This summary is qualified in its entirety by the full text of the 2014 Plan, which is included with this Proxy Statement as Appendix "A" and is incorporated by reference into this proposal.

Why We Are Asking for Stockholder Approval

We are asking our stockholders to approve the 2014 Plan so that we will be able to grant stock-based compensation to our directors, officers and employees. The 2014 Plan would permit the grant of stock options, stock appreciation rights, restricted stock (both time-based and performance-based), restricted stock units, performance units, deferred stock and other stock-based awards for up to 3,400,000 shares of our common stock. Most of the companies with which we compete for directors and officers are public companies that offer stock awards as part of their director and officer compensation packages.

After giving effect to shares issued in connection with the Merger, as well as prior grants, only 582,669 shares remain available for grant under the compensation program. By approving the 2014 Plan, our stockholders will give us the flexibility we need to continue offering a competitive compensation package that is linked to our stock price performance to attract and retain highly qualified directors and officers.

As a NYSE listed company, we are required to seek the approval of our stockholders before implementing an equity compensation plan. Stockholder approval will also preserve our ability to grant incentive stock options and to deduct the expense of certain awards for federal income tax purposes.

If We Do Not Receive Stockholder Approval We Will Not Implement the 2014 Plan

If our stockholders do not approve the 2014 Plan, it will not be implemented. In this event, we expect that our Board of Directors may consider substituting other forms of compensation to assure that our compensation packages for officers and directors are appropriate to recruit, retain, compensate and provide appropriate incentives for these individuals.

Purpose of the 2014 Plan

The purpose of the 2014 Plan is to promote the Company's growth and profitability, to provide certain key officers, employees and directors of our Company and our affiliates with incentives to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in our Company.

Material Provisions of the 2014 Plan

Administration. The 2014 Plan will be administered by a committee appointed by our Board consisting of the members of the Compensation Committee. The administrative committee will consist of not less than three non-employee members of the Board. The administrative committee has broad discretionary powers in administering the 2014 Plan. The Board, or those directors who satisfy NYSE independence standards, may exercise any power or discretion conferred on the administrative committee. The administrative committee may delegate its powers and duties under the 2014 Plan to sub-committees of its members. The administrative committee may also authorize one or more executive officers to determine eligibility and awards for employees who are not officers or directors. Any resolution authorizing a sub-committee or officer to determine awards must limit the total number of shares the sub-committee or officer may award and the amounts and forms of consideration to be awarded.

Stock Subject to the 2014 Plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the 2014 Plan. Initially, a maximum of 3,400,000 shares of our common stock, representing approximately 4% of the shares outstanding on the record date, may be issued in settlement of awards under the 2014 Plan. As of December 23,

2013, the aggregate fair market value of the shares to be reserved under this 2014 Plan was $45,288,000 based on the closing price per share of our common stock of $13.32 on the New York Stock Exchange (NYSE) on that date. On each grant of a stock option or stock appreciation right, each share underlying the award will be counted as 1 share against this limit. On each grant of any other 2014 Plan award, each share underlying the award will be counted as 3.5 shares against this limit. To the extent that an award under the 2014 Plan does not result in the actual issuance of shares, the unissued shares will be added back to the pool of available shares for the 2014 Plan, at the same rates described above. An award fails to result in the actual issuance of shares when it does not vest, when a stock option or stock appreciation right is not exercised or when an award is settled in cash, among other reasons. Unissued shares will not be added back to the pool if they are withheld from an award or returned to us to pay any exercise price of a stock option or any tax withholding obligation for an award, if they are not issued in connection with stock settlement on exercise of a stock appreciation right, if they are reacquired by us in the open market using cash proceeds from the exercise of options, or if they are not issued upon exercise, cancellation or settlement of a substitute award, detailed below.

Substitute Awards. The 2014 Plan also allows for substitute awards that can be issued with respect to an equity plan of any company acquired by or combining with Sterling Bancorp or a subsidiary. These substitute awards may be issued in Sterling Bancorp's assumption of or substitution for outstanding awards under the acquired entity's equity plan, or to issue new awards with respect to shares authorized under such a plan to individuals who were not directors or employees of Sterling Bancorp or a subsidiary prior to such acquisition.

Eligibility. The administrative committee (or its delegates) selects the people who may participate in the 2014 Plan. Any key employee or non-employee director of the Company or any subsidiary, may be selected to participate. As of December 23, 2013, there were 923 officers and employees and 12 non-employee directors eligible to be selected for participation.

Terms and Conditions of Awards. The administrative committee may, in its discretion, grant any or all of eight types of equity-linked awards to eligible individuals: stock options, stock appreciation rights, restricted stock (both time-based and performance-based), restricted stock units, performance units, deferred stock and other stock-based awards. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant awards covering more than 533,000 shares to any one individual in any one calendar year.

•	It may not grant awards other than stock options or stock appreciation rights covering more than 116,000 shares to any one individual in any one calendar year.

•	It may not grant an award that is not denominated in, or measured based on the value or change in value of, shares, in an amount greater than $1,000,000 to any individual in any calendar year.

•
It may not pay more than $1,000,000 per year in settlement of a performance award denominated in cash to an employee for each year that occurs during the performance award's performance measurement period.

     Stock Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•
It may not grant a stock option (other than an option which is a substitute award) with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than 10 years.

The administrative committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. The administrative committee may grant to non-employee directors only non-qualified stock options. Incentive stock options are subject to certain additional restrictions under the Code and the 2014 Plan. Unless otherwise designated by the administrative committee, options granted under the 2014 Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending one year after termination of employment due to retirement, death or disability; three months after the option holder's termination of employment without cause; or immediately on the option holder's voluntary resignation or termination of employment for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change in control and, in the event the option is scheduled to expire while a securities trading suspension is in effect or an option holder is prevented from exercising options due to applicable federal, state or local securities laws, until 90 days following the end of the suspension period.

Upon the exercise of an option, the exercise price for the shares to be purchased upon exercise must be paid in full. Payment may be made in cash or, if permitted by the administrative committee, shares of our common stock already owned by the option holder for a period of over six months, (or such other period, if any, as may be specified by the administrative committee) or by directing the Company to withhold shares that would otherwise be issued upon exercise of the option, or in any combination of the foregoing. In addition, if permitted by the administrative committee, an option may be exercised through participation in a "cashless exercise" procedure involving a broker. Non-qualified stock options may be transferred prior to exercise only to certain family members and both non-qualified stock options and incentive stock options may be transferred on death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to us in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied.

Restricted Stock. Restricted stock awards are evidenced by award notices issued by the administrative committee, which notice specifies the number of shares of our common stock covered by the award, the amount (if any) the recipient will be required to pay us in consideration for issuance of the covered shares, the vesting date of the award and any other terms or conditions that the administrative committee may prescribe. As a general rule, shares of our common stock that are subject to a restricted stock award are registered in the name of the recipient and held by the administrative committee pending the vesting of the award and, when vested, are delivered to the award recipient. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and delivered to the award recipient, the recipient will have the right to direct any voting rights and responses to any tender, exchange or other offer and receive any cash dividends or distributions, accruing any other dividends subject to vesting of the award. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

Stock Appreciation Rights. A stock appreciation right affords the holder the right to receive, upon exercise, a payment in cash or shares of our common stock equal to the positive difference between the exercise price assigned to the right and the fair market value of a share of our common stock on the exercise date. The administrative committee sets the terms and conditions of the stock appreciation rights that it grants. In setting terms and conditions, it must observe the following restrictions:

•
It may not grant a stock appreciation right (other than a stock appreciation right that is a substitute award) with an exercise price that is less than the fair market value of a share of our common stock on the date it grants the stock appreciation right.

•	It may not grant a stock appreciation right with a term that is longer than 10 years.

The administrative committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same terms and conditions as a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Tandem stock appreciation rights may only be settled in shares of our common stock. Unless otherwise designated by the administrative committee, stock appreciation rights granted under the 2014 Plan will be stand-alone stock appreciation rights and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending one year after termination of employment due to retirement, death or disability; three months after the option holder's termination of employment without cause; or immediately on the option holder's voluntary resignation or termination of employment for cause).

Performance Awards. The administrative committee is authorized to award performance awards, which include performance-based restricted stock awards, restricted stock unit awards, performance unit awards and other stock-based awards (if designated as performance awards).

Performance Goals. In addition to, or in lieu of, service-based vesting requirements, performance awards will be subject to one or more performance goals established by the administrative committee that must be attained by the award recipient as a condition to retention or payment of the award. The performance goal(s) will be based on one or more of the following: (i) basic earnings per share; (ii) basic cash earnings per share; (iii) diluted earnings per share; (iv) diluted cash earnings per share; (v) net income; (vi) cash earnings; (vii) net interest income; (viii) non-interest income; (ix) general and administrative expense to average assets ratio; (x) cash general and administrative expense to average assets ratio; (xi) efficiency ratio; (xii) cash efficiency ratio; (xiii) return on average assets; (xiv) cash return on average assets; (xv) return on average stockholders' equity; (xvi) cash return on average stockholders' equity; (xvii) return on average tangible stockholders' equity; (xviii) cash return on average tangible stockholders' equity; (xix) total shareholder return; (xx) core earnings; (xxi) operating income; (xxii) operating efficiency ratio; (xxiii) net interest rate spread; (xxiv) loan production volume; (xxv) non-performing loans; (xxvi) cash flow; (xxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; (xxviii) except in the case of any individual who is a "covered employee" within the meaning of Section 162(m) of the Code (or anyone the administrative committee determines is reasonably likely to be such an individual), any other performance criteria established by the administrative committee; and (xxix) any combination of the foregoing.

Performance goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, past performance and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.

After setting the performance goals applicable to a performance award, the administrative committee may change them only in limited instances such as a change in control, stock split, stock dividend, merger, consolidation or reorganization, acquisition or disposition of a material business unit or infrequently occurring or extraordinary gain or loss. Under such circumstances, the administrative committee may adjust the performance goals in a manner designed to maintain as closely as practicable the previously established expected level of performance. Any such adjustments to the award opportunities or performance goals for any individual who is a "covered employee" within the meaning of Section 162(m) of the Code (or anyone the administrative committee determines is reasonably likely to be such an individual) will comply with section 162(m) of the Code, unless otherwise determined by the administrative committee.

Attainment of each performance goal will be measured over a performance period of at least one year, specified by the administrative committee when the award is made. If the performance period is not specified: (i) if the performance award is granted during the first 90 days of a fiscal quarter, the performance period is the period of 12 consecutive fiscal quarters beginning with the quarter in which the award was granted and (ii) in all other cases, the performance period is the period of 12 consecutive fiscal quarters beginning with the fiscal quarter immediately following that in which the performance award was granted.

The administrative committee will determine in its discretion whether an award recipient has attained the applicable performance goals. If they have been satisfied, the administrative committee will certify such fact in writing. If the performance goals relating to a performance award are not satisfied during the performance period, the awards will be forfeited. If the performance goals and any service-based vesting schedule relating to a performance award are satisfied, the award will be distributed (or any vesting-related legend will be removed from any stock certificates previously delivered to the award recipient). If the performance goals relating to a performance award are achieved prior to the end of the performance period, vested awards may be distributed early.

Performance-Based Restricted Stock Awards. The administrative committee sets the terms and conditions of the performance-based restricted stock awards that it grants. As a general rule, shares of our common stock that are subject to a performance-based restricted stock award are registered in the name of the recipient and held by the administrative committee for the benefit of the award recipient until it determines and certifies that the applicable performance goals have been attained, at which time, they are delivered to the award recipient. Unless the administrative committee determines otherwise with respect to any performance-based restricted stock award, before the shares subject to a performance-based restricted stock award are vested and delivered to the award recipient, the administrative committee will exercise any voting rights, the participant will direct the response of any tender, exchange or other offer and the administrative committee will accumulate any dividends or distributions for distribution at the same time and under the same terms as the underlying shares. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

Restricted Stock Unit Awards and Performance Unit Awards. The administrative committee sets the terms and conditions of the restricted stock unit awards and performance unit awards that it grants. A restricted stock unit award is denominated in shares and represents the right to receive a payment in a number of shares or an amount based on the fair market value of a number of shares of our common stock on the date the award is granted, vests or any other date specified by the administrative committee, in each case, as set forth in the applicable award agreement, or a percentage of such number or shares or such amount (which may exceed 100%) depending on the level of the performance goals attained. A performance unit award is denominated in a specified dollar amount and represents the right to receive a payment of the specified dollar amount or a percentage of such amount (which may exceed 100%), depending on the level of the performance goals attained. At the time of grant, the administrative committee can specify a maximum amount payable in respect of a restricted stock unit award or performance unit award. After the administrative committee determines and certifies that the applicable performance goals have been attained, a restricted stock unit award or performance unit award will be paid in cash or shares of our common stock or a combination of cash and shares of our common stock, as determined in the discretion of the administrative committee.

The administrative committee may require a holding period for any performance unit award settled in shares of common stock, or a vesting period based on continued service after such a settlement.

Deferred Stock Awards. The administrative committee sets the terms and conditions of the deferred stock awards that it grants. Deferred stock awards represent the right to receive a specified number of shares of our common stock, to the extent vested, at the end of a deferral period determined by the administrative committee. Shares of our common stock subject to deferred stock awards will be held in a grantor trust that is subject to claims of our creditors in the event of our insolvency. Unless the administrative committee determines otherwise with respect to any deferred stock award, before the shares subject to a deferred stock award are vested, the administrative committee will exercise any voting rights and accumulate any dividends or distributions for distribution at the same time and subject to the terms as the underlying shares.

Other Stock-Based Awards. The administrative committee sets the terms and conditions of the other stock-based awards that it grants. Other stock-based awards are any other type of award that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock. Other stock-based awards may or may not be subject to performance goals, at the discretion of the administrative committee.

Vesting of Awards

Stock Options, Stock Appreciation Rights and Non-Performance Based Awards. Unless otherwise specified by the administrative committee, stock options, stock appreciation rights, restricted stock awards, deferred stock awards and other stock-based awards (other than those subject to performance goals) will vest at the rate of 1/3 per year beginning on the first anniversary of the grant date. Restricted stock awards, deferred stock awards and other stock-based awards (other than those subject to performance goals) made to officers or employees cannot vest more rapidly than this rate, other than on account of the recipient's death, disability or retirement or upon a change in control, provided that this requirement does not apply to awards that do not exceed in the aggregate 20% of shares authorized for such awards. Unless otherwise specified by the administrative committee, in the event of termination of employment due to retirement, death or disability, the vesting of any of the foregoing awards will be accelerated to the date of termination. Any of the foregoing awards that are not vested on the date that a recipient terminates employment for any other reason will be cancelled without consideration (other than a refund of the lesser of the amount (if any) paid when the award was made and the fair market value of the unvested shares on the date of forfeiture) on the date the recipient terminates employment.

Upon a change in control, all outstanding stock options, stock appreciation rights and non-performance based awards held by a non-employee director will vest and become exercisable (if applicable) on the date of the change in control. At any time following a change in control, if an employee or officer who is an award recipient is involuntarily discharged without cause, at any time following a change in control, then all outstanding stock options, stock appreciation rights and non-performance based awards held by that employee or officer will vest and become exercisable (if applicable) on the date of that discharge.

Performance Awards. Unless otherwise specified by the administrative committee, the vesting date of performance-based restricted stock awards, restricted stock unit awards, performance unit awards and other stock-based awards subject to performance goals is the date on which payment is made. If the recipient terminates employment, all such unvested awards will be forfeited without consideration (other than a refund of the lesser of the amount (if any) paid when the award was made and the fair market value of the unvested shares on the date of forfeiture) on the date the recipient terminates employment.

Mergers and Reorganizations. The number of shares available under the 2014 Plan, the maximum limits on awards available for grants to individual employees and directors, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Sterling Bancorp is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the administrative committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient's rights. If a merger, consolidation or other business reorganization occurs and Sterling Bancorp is not the surviving entity, outstanding options and stock appreciation rights will be exchanged for options or stock appreciation rights linked to the equity of the surviving entity that are designed to reflect the same economic benefit as the outstanding options or stock appreciations rights, except to the extent that the administrative committee provides that any such awards will be settled for a monetary payment when the merger, consolidation or reorganization occurs. If a merger, consolidation or other business reorganization occurs and Sterling Bancorp is not the surviving entity, outstanding restricted stock awards, performance-based restricted stock awards, deferred stock awards, restricted stock unit awards and other stock-based awards that are denominated and/or payable in, and/or value by reference to shares, of our common stock, will be exchanged for the same consideration received by stockholders generally in the transaction, with such consideration subject to the same terms and conditions of the award.

Conditions of Effectiveness. The 2014 Plan will become effective upon its approval by our stockholders and will continue in effect for ten years from the date of such effective date unless terminated sooner. No performance-based awards will be granted after the fifth anniversary of the 2014 Plan's effective date unless the list of permissible performance goals is re-approved by the stockholders.

Termination or Amendment. Our Board of Directors has the authority to amend the 2014 Plan at any time or to suspend or terminate the 2014 Plan in whole or in part at any time by giving written notice to the administrative committee; however, all awards that have been granted under the 2014 Plan and are outstanding on the date of any such suspension or termination of the 2014 Plan will remain outstanding and exercisable for the period and terms and conditions set forth in the agreements between the administrative committee and the recipients.

To the extent required to comply with the Code and as a NYSE listed company, we are required to seek stockholder approval for amendments to the 2014 Plan that are deemed material revisions under the NYSE listing rules. No material amendments affecting the terms of performance awards may be made without stockholder approval.

Stock Option and Stock Appreciation Right Repricing. The administrative committee, the independent directors and our Board of Directors are prohibited from making any adjustment or amendment to an outstanding stock option or stock appreciation right that reduces or has the effect of reducing its exercise price. The provisions of the 2014 Plan prohibiting such adjustments and amendments cannot be amended to lessen the prohibition without stockholder approval.

Clawbacks. The 2014 Plan specifically provides for forfeiture of awards and/or payment to Sterling Bancorp of compensation received from awards to the extent necessary for compliance with applicable clawback requirements of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the general policies of the Company or the terms and conditions of an award.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the 2014 Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The 2014 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Stock Options. Generally, a participant who is granted an incentive stock option will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a non-statutory stock option, as described below.

Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the 2014 Plan's change in control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment if directed by the administrative committee on a merger or other reorganization under the 2014 Plan's change in control provisions is deductible as if it were the exercise of a non-qualified stock option.

Stock Appreciation Rights. Stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the recipient's gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount.

Restricted Stock Awards and Performance-Based Restricted Stock Awards. Generally, restricted stock awards and performance-based restricted stock awards granted under the 2014 Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2014 Plan, such dividend amounts will also be included in the ordinary income of the recipient. Generally, we will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Other Awards. Restricted stock unit awards, performance unit awards and deferred stock awards will not create federal income tax consequences when they are granted. Recipients generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In the same taxable year, we will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2014 Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well.

Other Stock-Based Awards. The tax consequences of other stock-based awards will depend on the specific terms of each award.

Deduction Limits. Section 162(m) of the Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the three most highly paid executives other than our chief executive officer and our chief financial officer. Compensation amounts resulting from "qualified performance-based compensation" are not subject to this limit. Restricted stock awards (other than performance-based restricted stock awards), deferred stock awards and other stock-based awards that are not subject to performance goals may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designed the 2014 Plan so that stock options, stock appreciation rights, performance-based restricted stock awards, restricted stock unit awards, performance unit awards and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the administrative committee may decide to grant awards that exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the 2014 Plan. State and local tax consequences may also be significant.

New Plan Benefits

Awards under the 2014 Plan are discretionary and the administrative committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2014 Plan to any individual or group of individuals.

Equity Compensation Plan Information

The following table presents equity compensation plan information as of September 30, 2013:

Equity Compensation Plan Information

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plan approved by stockholders	2,006,983	$10.83	2,059,064
Equity compensation plan not approved by stockholders	107,526	$8.46
Total	2,114,509	$10.71	2,059,064

Interests of Certain Persons in Certain Proposals

Our executive officers and directors have interests in matters that will be acted upon at the Annual Meeting that are different from the interests of our stockholders generally. At the Annual Meeting, stockholders will be asked to vote on a proposal to approve the 2014 Plan. If the proposal is adopted, each of our executive officers and directors will be eligible to receive a portion of their compensation for services in the form of stock option grants, awards of restricted stock or other equity or equity-linked awards. The Board was aware of these interests and took them into account in recommending that the stockholders vote in favor of the proposal to approve the 2014 Plan.

PROPOSAL IV — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Sterling has approved the engagement of Crowe Horwath LLP to be Sterling's independent registered public accounting firm for the fiscal year ending September 30, 2014. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for Sterling's fiscal year ending September 30, 2014. A representative of Crowe Horwath LLP is expected to participate in the Annual Meeting, to respond to appropriate questions and to make a statement if he or she so desires.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the 2014 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification. The Audit Committee of the Board recommends a vote "FOR" the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the 2014 fiscal year.

Stockholder ratification of the selection of Crowe Horwath LLP is not required by Sterling's Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe Horwath LLP, the Audit Committee will reconsider whether to retain that firm or not. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of Sterling and its stockholders.

Audit Fees. The aggregate fees billed to us by Crowe Horwath LLP for professional services rendered by Crowe Horwath LLP for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe Horwath LLP in connection with statutory and regulatory filings and engagements were $475,550 during the fiscal year ended September 30, 2013 and $476,775 during the fiscal year ended September 30, 2012.

Audit Related Fees. The aggregate fees billed to us by Crowe Horwath LLP for assurance and related services rendered by Crowe Horwath LLP that are reasonably related to the performance of the audit and review of the financial statements and services provided in connection to the merger of Provident New York Bancorp and Sterling Bancorp, benefit plan audits, capital offerings and the acquisition of Gotham Bank of New York that are not already reported in "Audit Fees," were $149,905 during the fiscal year ended September 30, 2013 and $201,250 during the fiscal year ended September 30, 2012.

Tax Fees. The aggregate fees billed to us by Crowe Horwath LLP for professional services rendered by Crowe Horwath LLP for tax consultations and tax compliance were $94,980 during the fiscal year ended September 30, 2013 and $136,790 during the fiscal year ended September 30, 2012.

All Other Fees. The aggregate fees billed to us by Crowe Horwath LLP primarily for internal audit services with respect to regulatory compliance consulting were $62,700 during the fiscal year ended September 30, 2013 and $136,790 during the fiscal year ended September 30, 2012.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by an independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the fiscal years ended September 30, 2013 and 2012.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Sterling Bancorp's executive office, 400 Rella Boulevard, Montebello, New York 10901, no later than September 12, 2014. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must deliver written notice to the Secretary of Sterling not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include, among other information, the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder and the beneficial owner, if any, in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board, to be brought before the next annual meeting must be given to us by October 12, 2014. If notice is received after October 12, 2014 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

This Proxy Statement and accompanying notice of meeting provide notice that the stockholders will be asked to vote on the election of the Company's director nominees, the Say-on-Pay proposal, the 2014 Stock Incentive Plan proposal and the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2014. In accordance with the Company's Bylaws, no persons other than the Company's nominees may be nominated for director election or elected at the annual meeting and no business may be transacted at the meeting except the election of the Company's director nominees, the vote on Say-on-Pay proposal, the vote on the 2014 Stock Incentive Plan proposal, and the stockholder vote on the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2014 and such other matters as may be brought before the meeting by or at the direction of the Board or an authorized committee of the Board. If any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

For those stockholders who request paper delivery of the proxy materials, Sterling intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:
Investor Relations
Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
Phone: 845.918.5580
Fax:     845.369.8066

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sterling. Sterling will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Sterling may solicit proxies personally or by telephone without additional compensation.

A COPY OF STERLING'S 2013 FORM 10-K WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK, 10901 OR BY CALLING 845.369.8040.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Katharine B. Brown
Katharine B. Brown
Secretary
Montebello, New York
January 10, 2014

APPENDIX A

STERLING BANCORP
2014 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

Section 1.1    General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of Sterling Bancorp, by providing certain directors, key officers and employees of Sterling Bancorp and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of common stock of Sterling Bancorp.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1    Award means any Option, Stock Appreciation Right, Restricted Stock Award, Performance-Based Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, Performance Unit Award or Other Stock-Based Award, or any or all of them, or any other right or interest relating to Shares or cash, granted to an Eligible Individual under the Plan.
Section 2.2    Award Agreement means a written instrument evidencing a grant of an Option or Stock Appreciation Right and establishing the terms and conditions thereof.

Section 2.3    Award Notice means, with respect to a particular Award other than an Option or Stock Appreciation Right, a written instrument evidencing the Award and establishing the terms and conditions thereof.

Section 2.4    Bank means Sterling National Bank, a national banking association, and any successor thereto.

Section 2.5    Beneficiary means the Person designated by an Eligible Individual to receive any Shares or other consideration with respect to an Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable, following the Eligible Individual's death.

Section 2.6    Board means the Board of Directors of the Company.

Section 2.7    Change in Control means any of the following events:

(a)    the occurrence of any event (other than an event described in section 2.7(c)) upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iii) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 50.1% or more of the combined voting power of all of the Company's then outstanding securities; or

(b)    the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the

Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company; or

(c)    the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied;

(i)    either (A) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (B) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

(ii)    the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

(d)    the approval of the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

(e)    any event that would be described in section 2.7(a), (b), (c) or (d) if the word "Bank" were substituted for the "Company" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them.

Section 2.8    Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.9    Committee means the Committee described in section 4.1.

Section 2.10    Company means Sterling Bancorp, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.11    Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of section 162(m) of the Code).

Section 2.12    Deferred Stock means a right, granted to an Eligible Individual under section 9.1, to receive Shares, to the extent vested, at the end of a specified deferral period.

Section 2.13    Deferred Stock Award means an award of Deferred Stock granted pursuant to section 9.1.

Section 2.14    Disability means a condition of incapacity, mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty (180) days, or to result in death.

Section 2.15    Disinterested Board Member means a member of the Board who: (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company for three years, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. A Disinterested Board Member must be eligible to serve on the Company's Compensation Committee as required by any national securities exchange on which the company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements established by any national securities exchange on which the Company lists or seeks to list its securities.

Section 2.16    Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option's Vesting Date.

Section 2.17    Early Retirement means, in the case of any Recipient, termination of all Service for the Employer, at or after attainment of age 55 and the completion of at least ten consecutive years of Service.

Section 2.18    Effective Date means the date on which the Company's shareholders approve the adoption of the Plan.

Section 2.19    Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee or its delegees pursuant to section 4.1(d) may determine to be a key officer or employee and select to receive an Award pursuant to the Plan.

Section 2.20    Eligible Individual means: (a) any Eligible Employee; and (b) any non-employee director of the Company or a Parent or Subsidiary.

Section 2.21    Employer means the Company, the Bank, any Subsidiary of either of them and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity that employs such Eligible Individual or upon whose board of directors such Eligible Individual serves.

Section 2.22    Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.23    Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Section 2.24    Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the cash payment or Shares due upon exercise of a Stock Appreciation Right is computed.

Section 2.25    Fair Market Value means, with respect to a Share on a specified date:

(a)    the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b)    if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c)    if sections 2.25(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.26    Family Member means, with respect to any Eligible Individual: (a) any of the Eligible Individual's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual's household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in sections 2.26(a) and (b) owns more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.26(a) and (b) controls management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.26(a) and (b) controls more than fifty percent (50%) of the voting interests.

Section 2.27    GAAP means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of the Company and the Bank.

Section 2.28    Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

Section 2.29    Non-Performance-Based Award means a Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award that is not subject to one or more Performance Goals.

Section 2.30    Non-Qualified Stock Option means a right to purchase Shares that is either: (a) granted to an Eligible Individual who is not an Eligible Employee; or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option or (ii) does not satisfy the requirements of section 422 of the Code.

Section 2.31    Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.32    Option Holder means, at any relevant time with respect to an Option, the Person having the right to exercise the Option.

Section 2.33    Other Stock-Based Award means a right, granted to an Eligible Individual under section 10.1, that is denominated or payable in, valued by reference to, or otherwise based on or related to, Shares.

Section 2.34    Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body, including any entity that becomes a Parent after the adoption of the Plan.

Section 2.35    Performance Award means (a) a Performance-Based Restricted Stock Award, (b) a Restricted Stock Unit Award, (c) a Performance Unit Award, (d) an Other Stock-Based Award if subject to one or more Performance Goals or (e) any or all of the foregoing.

Section 2.36    Performance-Based Restricted Stock Award means a Performance-Based Restricted Stock Award granted pursuant to section 8.2.

Section 2.37    Performance Goal means, with respect to any Performance Award, the performance goal or performance goals established pursuant to section 8.5, the attainment of which is a condition of payment of the Performance Award.

Section 2.38    Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured. In no event shall a Performance Measurement Period be less than one (1) year.

Section 2.39    Performance Unit Award means a Performance Unit Award granted pursuant to section 8.4.

Section 2.40    Permitted Transferee means, with respect to any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with section 5.8.

Section 2.41    Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization or any other business organization or institution.

Section 2.42    Plan means the Sterling Bancorp 2014 Stock Incentive Plan, as amended from time to time.

Section 2.43    Recipient means the person to whom an Award is made.

Section 2.44    Restricted Stock Award means an award of Shares pursuant to section 6.1 (and, for the avoidance of doubt, does not include a Performance-Based Restricted Stock Award).

Section 2.45    Restricted Stock Unit Award or RSU Award means a Restricted Stock Unit Award granted pursuant to section 8.3.

Section 2.46    Retirement means: (a) termination of Service with the Employer in all capacities at or after attaining age 65 or (b) Early Retirement. No termination of Service shall be deemed a Retirement unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two years.

Section 2.47    Service means, unless the Committee provides otherwise in an Award Notice, service in any capacity as a common-law employee, consultant or non-employee director to the Company or a Parent or Subsidiary.

Section 2.48    Share means a share of Common Stock, par value $0.01 per share, of Sterling Bancorp.

Section 2.49    Stock Appreciation Right or SAR means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

Section 2.50    Subsidiary means any entity, whether or not incorporated, of which the Company possesses fifty percent (50%) or more of the combined voting power of such entity's outstanding stock or other interests that vote generally in the election of such entity's directors or other governing body, and any entity, whether or not incorporated, of which a Subsidiary possesses fifty percent (50%) or more of the combined voting power of such entity's outstanding stock or other interests that vote generally in the election of such entity's directors or other governing body, including any entity that becomes a Subsidiary after the adoption of the Plan.

Section 2.51    Substitute Awards shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

Section 2.52    Termination for Cause means one of the following:

(a)    for an Eligible Individual who is neither a non-employee director of any Employer nor an officer or employee of the Company or any subsidiary bank or savings institution regulated by the Office of the Comptroller of the Currency, termination of employment with the Employer upon the occurrence of any of the following:

(i)    the Eligible Individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony;

(ii)    the Eligible Individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(iii)    the Eligible Individual willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

(iv)    the Eligible Individual breaches his fiduciary duties to the Employer for personal profit; or

(v)    the Eligible Individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

(b)    for an Eligible Individual who is an officer or employee of the Company or any subsidiary bank or savings institution regulated by the Office of the Comptroller of the Currency, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Individual, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination, finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause;

(c)    for an Eligible Individual who is a non-employee director of any Employer, removal for cause under the terms of any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

Section 2.53    Vesting Date means the date on which an Award, or Shares acquired upon exercise of an Option or Stock Appreciation Right, cease to be forfeitable upon termination of the Recipient's Service.

ARTICLE III
AVAILABLE SHARES

Section 3.1    Shares Available under the Plan.

(a)    Subject to adjustment as provided in section 14.3, a total of 3,400,000 Shares shall be authorized for grant under the Plan. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as three and one-half (3.5) Shares for every one (1) Share granted.

(b)    If any Shares subject to an Award are forfeited, an Award expires without being exercised or settled or an Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the participant or withheld by the Company in payment of the purchase price of an Option, or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof; (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options; and (iv) Shares described in section 3.1(c) that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a Substitute Award or for any other reason.

(c)    Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or the individual limits under section 3.2, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination and subject to further adjustment as provided in section 14.3) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the latest date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company, or a Parent or Subsidiary of the Company, prior to such acquisition or combination.

(d)    Any Shares that again become available for grant pursuant to this Section shall be added back as (i) one (1) Share if such Shares were subject to Options or Stock Appreciation Rights, and (ii) as three and one-half (3.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights.

Section 3.2    Individual Limits.

(a)    Subject to adjustment as provided in section 14.3, the maximum aggregate number of Shares that may be the subject of Awards (including the Share-equivalent values of Performance Unit Awards) granted to an Eligible Individual in any calendar year shall be 533,000 and the maximum aggregate number of Shares that may be the subject of Awards other than Options and Stock Appreciation Rights (including the Share-equivalent values of Performance Unit Awards) granted to an Eligible Individual in any calendar year shall be 116,000. For purposes of this Article III, the Share-equivalent value of a Performance Unit Award shall be equal to the quotient of (i) the aggregate dollar value of the Performance Unit Award, divided by (ii) the Fair Market Value of a Share on the date of grant. In the case of any Award under the Plan that is neither denominated in Shares nor valued on the basis of the value or change in value of a Share, the maximum aggregate amount of such Awards to any Eligible Individual for any calendar year shall be $1,000,000.

(b)    The maximum aggregate amount that may be paid to a Covered Employee in settlement of a Performance Award that is denominated in cash shall be $1,000,000 per year for each year that occurs during the Performance Award's Performance Measurement Period. If A Covered Employee is granted more than one Performance Award with a Performance Measurement Period that includes a given year, this limit shall be applied in the aggregate to all such Performance Awards with respect to that year.

ARTICLE IV
ADMINISTRATION

Section 4.1    Committee.

(a)    Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Sterling Bancorp who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.

(b)    The members of the Board who are "independent directors" (within the meaning of the corporate governance standards imposed by the principal national securities exchange on which securities of the Company are listed or admitted to trading) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c)    No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.
(d)    To the extent not inconsistent with applicable law, including section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under section 162(m), or the rules and regulations of the principal national securities exchange on which securities of the Company are listed or admitted to trading, the Committee may (i) delegate to a subcommittee of one or more of its members any of the authority of the Committee under the Plan, including the rights to designate Eligible Employees and grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to employees of Employers, who are not directors or officers of the Company: (A) designate certain such employees to be Eligible Employees; (B) designate such employees who are Eligible Employees to be recipients of Awards; (C) determine the number of Shares subject to such Awards to be received by such Eligible Employees; and (D) cancel or suspend Awards to such Eligible Employees; provided that (x) any resolution of the Committee authorizing such officer(s) or subcommittee must specify the total number of Shares subject to Awards that such officer(s) or subcommittee may so award and the amount (or minimum amount) and form of consideration to be received and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

Section 4.2    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 4.3    Committee Responsibilities. Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)    to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, Stock Appreciation Rights or Awards, if any, to be granted, and the terms and conditions thereof;

(b)    with the consent of the Recipient or Beneficiary, as applicable, to amend or modify the terms of any outstanding Option, Stock Appreciation Right or Award or to accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

(c)    to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan;

(d)    to provide in an Award Agreement or Award Notice, or as a matter of policy, that Awards are (i) conditioned on compliance with certain restrictive covenants, including, but not limited to, non-competition, confidentiality, non-solicitation of employees, non-solicitation of customers and non-derogation of the Company and the Bank, in each case, in such form and substance as determined by the Committee; and/or (ii) subject to forfeiture, including those already exercised or distributed, in the event of failure to comply with any of the covenants imposed pursuant to (i); and

(e)    to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1    Grant of Options.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

(b)    Any Option granted under this section 5.1 shall be evidenced by an Award Agreement which shall:

(i)    specify the number of Shares covered by the Option, determined in accordance with section 5.2;

(ii)     specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

(iii)    specify the Exercise Period and the Earliest Exercise Date, determined in accordance with section 5.4;

(iv)    specify the Vesting Date determined in accordance with section 5.5;

(v)    set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 5.2    Size of Option. Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3    Exercise Price. The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that, other than in connection with Substitute Awards, the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4    Exercise Period; Earliest Exercise Date.

(a)    Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Award Agreement (or, if no Earliest Exercise Date is specified in the Award Agreement, on the Vesting Date). It shall expire on the date specified in the Award Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i)    the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Retirement, Disability or discharge that is not a Termination for Cause; and

(ii)    the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

(iii)     the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's Retirement, death or Disability; and

(iv)    the last day of the 10-year period commencing on the date on which the Option was granted.
A Recipient's termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Award Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

(b)    Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)    if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to: (A) the earliest to occur of: (I) the tenth (10th) anniversary of the date the Option was granted; and (II) the third (3rd) anniversary of the date of the Change in Control; or (B) any later date determined under section 5.4(b)(ii) or (iii);

(ii)    if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to: (A) the earliest to occur of: (I) the tenth (10th) anniversary of the date the Option was granted; (II) the third (3rd) anniversary of the date of the Change in Control; and (III) ninety (90) days after the Earliest Exercise Date; or (B) any later date determined under section 5.4(b)(i) or (iii);

(iii)    if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to: (A) the earliest to occur of: (I) the tenth (10th) anniversary of the date the Option was granted; and (II) ninety (90) days after the last day of the securities trading blackout; or (B) any later date determined under section 5.4(b)(i) or (ii); and

(iv)    the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient's termination of Service due to Retirement, death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option was granted and ending on the date of termination of Service.

Section 5.5    Vesting Date.

(a)    The Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Award Agreement. If no provision for vesting is made in the Award Agreement, the Vesting Date shall be:

(i)    the first anniversary of the date of grant, as to one-third (1/3) of the Shares subject to the Option as of the date of grant;

(ii)    the second anniversary of the date of grant, as to an additional one-third (1/3) of the Shares subject to the Option as of the date of grant;

(iii)    the third anniversary of the date of grant, as to any remaining balance of Shares subject to the Option; and

(iv)    in the event of the Recipient's termination of Service due to the Recipient's Retirement, death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest during the remainder of the calendar year in which the date of termination occurs and the immediately following calendar year.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option's Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

(b)    Except to the extent that an applicable Award Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall become 100% vested and exercisable on the date, on or following the Change in Control, on which the Eligible Employee is involuntarily discharged other than in a Termination for Cause, to the extent that the Option is outstanding immediately prior to termination.

(c)    Except to the extent that an applicable Award Agreement expressly provides otherwise, each Option granted to an Eligible Individual who is not an Eligible Employee, that is outstanding under the Plan on the date on which a Change in Control occurs, shall become 100% vested and exercisable on the date of the Change in Control.

Section 5.6    Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following additional provisions:

(a)    If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b)    The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c)    The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option; and

(e)    Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, and (ii) the first anniversary of the date on which the Shares were acquired.

Section 5.7    Method of Exercise.

(a)    Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option that remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

(i)    giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii)    delivering to the Committee full payment, consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii)    satisfying such other conditions as may be prescribed in the Award Agreement.

(b)    The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)    in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)    if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six (6) months (or other such period, if any, as may be specified by the administrative committee) as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)    if and to the extent permitted by the administrative committee, by directing the Company to withhold from the shares to be issued upon exercise of the Option (or portion thereof) being exercised a number a Shares having a Fair Market Value equal to the aggregate Exercise Price to be paid; or

(iv)    by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment. The Committee may, in its discretion, require that the Exercise Price of any Option be paid in the manner described in section 5.7(b)(ii) if such requirement is contained in the Award Agreement or imposed by written notice to the Option Holder given at least six months in advance of any exercise to which the requirement applies.

(c)    When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 14.3.

Section 5.8    Limitations on Options.

(a)    An Option by its terms shall not be transferable by any Option Holder, except that:

(i)    a Recipient may transfer a Non-Qualified Stock Option to his or her Family Members during his or her lifetime; and

(ii)    any Option Holder may transfer Options remaining unexercised at his or her death to a Beneficiary by will or by the laws of descent and distribution.

Any permitted transfer to Family Members during a Recipient's lifetime shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

(b)    The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. The Committee may provide that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)    An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the executor or administrator of the Option Holder's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9    Prohibition against Option Repricing. Except as provided in section 14.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option's in-the-money value) or replacement grants, or other means.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1    Grant of Restricted Stock Awards.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Restricted Stock Award. Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i)    specify the number of Shares covered by the Restricted Stock Award;

(ii)    specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii)    specify the date of grant of the Restricted Stock Award;

(iv)    specify the Vesting Date for the Restricted Stock Award, determined in accordance with section 11.1; and
(v)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)    All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i)    registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Award; or

(ii)    registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award Notice between Sterling Bancorp and [Name of Recipient] dated [Date] made pursuant to the terms of the Sterling Bancorp 2014 Stock Incentive Plan, copies of which are on file at the executive offices of Sterling Bancorp, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

Section 6.2    Dividend Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in cash with respect to Shares subject to the Restricted Stock Award shall be paid over to the Award Recipient at substantially the same time as such dividends are paid to other shareholders and any other dividends shall be accumulated pending vesting and shall be paid at the same time and subject to the same terms and conditions as the underlying Shares.

Section 6.3    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Committee in the manner instructed by the Award Recipient.

Section 6.4    Tender Offers. Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares (including but not limited to any election between alternate forms of consideration offered in exchange for Shares in a merger or other business combination). Such a direction for any such Shares shall be given by proxy, ballot, letter of transmittal or other method applicable to the beneficial owners of Shares (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall be tendered or exchanged in such manner as the Committee may determine.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1    Grant of Stock Appreciation Rights.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may be granted only at the same time as the Option to which it relates.

(b)    Any Stock Appreciation Right granted under this section 7.1 shall be evidenced by an Award Agreement which shall:

(i)    in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled only in Shares; have the same Exercise Price, Exercise Period, Vesting Date and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

(ii)    in the case of a stand-alone Stock Appreciation Right:

(A)    specify the number of Shares covered by the Stock Appreciation Right, determined in accordance with section 7.2;

(B)    specify the Exercise Price, determined in accordance with section 7.3;

(C)    specify the Exercise Period, determined in accordance with section 7.4;

(D)    specify the Vesting Date, determined in accordance with section 7.5;

(E)    specify whether the Stock Appreciation Right will be settled in cash or in Shares;

(F)    set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(G)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to a Stock Appreciation Right granted to an Eligible Individual.

Section 7.2    Size of Stock Appreciation Rights. Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion. A tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

Section 7.3    Exercise Price. The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that, except in connection with a Substitute Award, the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 7.4    Exercise Period.

(a)    Subject to section 7.4(b), the Exercise Period during which a stand-alone Stock Appreciation Right may be exercised shall commence on the Vesting Date and shall expire on the date specified in the Award Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i)    the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Retirement, Disability or discharge that is not a Termination for Cause;

(ii)    the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

(iii)    the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's Retirement, death or Disability; and

(iv)    the last day of the 10-year period commencing on the date on which the Stock Appreciation Right was granted.

(b)    A Recipient's termination of Service prior to the Vesting Date of a Stock Appreciation Right shall, unless otherwise provided in the Award Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of Service. A Stock Appreciation Right that is vested and remains unexercised at the close of business on the last day of the Exercise Period shall be deemed automatically exercised on such date.

Section 7.5    Vesting Date.

(a)    Subject to section 7.5(b), the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the Award Agreement or, if no provision for vesting is made in the Award Agreement, the Vesting Date shall be:

(i)    the first anniversary of the date of grant, as to one-third (1/3) of the Shares subject to the Stock Appreciation Right as of the date of grant;

(ii)    the second anniversary of the date of grant, as to an additional one-third (1/3) of the Shares subject to the Stock Appreciation Right as of the date of grant;

(iii)    the third anniversary of the date of grant, as to any remaining balance of Shares subject to the Stock Appreciation Right; and

(iv)    in the event of the Recipient's termination of Service due to the Recipient's Retirement, death or Disability, the date of termination of Service, as to any Stock Appreciation Right otherwise scheduled to vest during the remainder of the calendar year in which the date of termination occurs and the immediately following calendar year.

Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right's Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

(b)    Except to the extent that an applicable Award Agreement expressly provides otherwise, each Stock Appreciation Right granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change in Control occurs shall become 100% vested and exercisable on the date, following the Change in Control, on which the Eligible Employee is involuntarily discharged other than in a Termination for Cause, to the extent the Stock Appreciation Right is outstanding immediately prior to termination.

(c)    Except to the extent that an applicable Award Agreement expressly provides otherwise, each Stock Appreciation Right that is granted to an Eligible Individual who is not an Eligible Employee and is outstanding under the Plan on the date on which a Change in Control occurs, shall become 100% vested and exercisable on the date of the Change in Control.

Section 7.6    Method of Exercise.

(a)    Subject to the limitations of the Plan and the Award Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

(i)    giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

(ii)    satisfying such other conditions as may be prescribed in the Award Agreement.

Any stand-alone Stock Appreciation Rights that are vested and remain unexercised at the expiration date of the relevant Exercise Period shall be deemed automatically exercised on such date and the Recipient shall receive the excess (if any) of the Fair Market Value of a Share on the expiration date over the Exercise Price per Share without the requirement of notice or any other action on the part of the Recipient.

(b)    When the requirements of section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his or her death, his Beneficiary) of a payment in an amount per Share equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, or, if applicable, Shares with an aggregate Fair Market Value of a like amount.

(c)    With respect to Stock Appreciation Rights settled in Shares, when the requirements of sections 7.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or book entry shares evidencing the Recipient's ownership of such Shares. The Recipient shall have no right to vote or to receive dividends, nor any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 14.3.

Section 7.7    Beneficiaries. The Recipient of a stand-alone Stock Appreciation Right may designate a Beneficiary to receive any payment in respect of outstanding stand-alone Stock Appreciation Rights that may be made after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the Beneficiary.

Section 7.8    Prohibition against Stock Appreciation Right Repricing. Except as provided in section 14.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option's in-the-money value) or replacement grants, or other means.

ARTICLE VIII
PERFORMANCE AWARDS

Section 8.1    Performance Awards.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant one or more Performance Awards to Eligible Individuals.

(b)    Each Performance Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i)    specify whether the Performance Award is a Performance-Based Restricted Stock Award, Restricted Stock Unit Award, Performance Unit Award or Other Stock-Based Award;

(ii)    specify the number of Shares or units covered by the Performance Award;

(iii)    if applicable, specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iv)    specify the applicable Performance Goal or Performance Goals;

(v)    specify the Performance Measurement Period;

(vi)    specify the date of grant of the Performance Award;

(vii)    specify the Vesting Date for the Performance Award, determined in accordance with section 11.2; and

(viii)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 8.2    Performance-Based Restricted Stock Awards.

(a)    The Committee may, in its discretion, grant Performance-Based Restricted Stock Awards to Eligible Individuals.

(b)    At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals to which the Performance-Based Restricted Stock Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient's right to retain the related Shares.

(c)    All Performance-Based Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i)    registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Award; or

(ii)    registered in the name of, and delivered to, the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to their vesting bear the following legend:
The Common Stock evidenced hereby is subject to the terms of an Award Notice between Sterling Bancorp and [Name of Recipient] dated [Date], made pursuant to the terms of the Sterling Bancorp 2014 Stock Incentive Plan, copies of which are on file at the executive offices of Sterling Bancorp, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

(d)    If the Performance Goal or Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall, subject to section 11.2, cause the ownership of the Shares subject to such Performance-Based Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Performance-Based Restricted Stock Award. If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Recipient or his or her estate of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture). The Committee may require in the Award Notice for any Performance Award, or reserve in such Award Notice the discretion to require, that Shares issued in settlement of the Award be held, in whole or in part, for a specified period following settlement of the Award and/or be subject to vesting based on the performance of Service for a prescribed period following settlement.

(e)    Unless the Committee determines otherwise with respect to any Performance-Based Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Performance-Based Restricted Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares.

(f)    Unless the Committee determines otherwise with respect to any Performance-Based Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Performance-Based Restricted Stock Award shall be exercised by the Committee in its discretion.

(g)    Each Recipient holding an outstanding Performance-Based Restricted Stock Award shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall be tendered or exchanged in such manner as the Committee may determine.

Section 8.3    Restricted Stock Unit Awards.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Restricted Stock Unit Awards to Eligible Individuals, which shall be denominated in Shares, with each such Share representing the right to receive, as specified in the Award Notice, either (i) one (1) Share or (ii) a payment of the Fair Market Value of a Share on the date the Restricted Stock Unit Award was granted, the last day of the Performance Measurement Period, the Vesting Date or any other date specified by the Committee, in each case as set forth in the Award Notice, or a percentage (which may be more than 100%) of such Share or amount depending on the level of the applicable Performance Goal attained; provided, however, that the Committee may at the time a Restricted Stock Unit Award is granted specify a maximum amount payable in cash in respect of such Award.

(b)    At the time it grants a Restricted Stock Unit Award, the Committee shall establish one or more Performance Goals to which the Restricted Stock Unit Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient's right to receive payment under such Restricted Stock Unit Award. If any one or more of the Performance Goals to which a Restricted Stock Unit Award is subject is not attained during the Performance Measurement Period, all of the Shares subject to such Restricted Stock Unit Award shall be forfeited without consideration.

(c)    Subject to section 11.2, if the Performance Goals for a Restricted Stock Unit Award have been attained and certified in accordance with section 8.5(d), payment in respect of such Restricted Stock Unit Award shall be made as soon as practicable after the last day of the Performance Measurement Period to which such Award relates or at such other time or times as the Committee may determine. Such payment shall be made in Shares valued at their Fair Market Value, cash or such combination of Shares and cash as the Committee, in its discretion, shall determine at any time prior to payment. To the extent payment is to be made in Shares, the Committee shall cause a stock certificate or evidence of book-entry Shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law or permitted under the terms of the Restricted Stock Unit Award, to the Recipient of the Restricted Stock Unit Award. Prior to such delivery, the Recipient of a Restricted Stock Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, except as may be required under section 14.3. The Committee may require in the Award Notice for any Performance Award, or reserve in such Award Notice the discretion to require, that Shares issued in settlement of the Award be held, in whole or in part, for a specified period following settlement of the Award and/or be subject to vesting based on the performance of Service for a prescribed period following settlement.

Section 8.4    Performance Unit Awards.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Eligible Individuals, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable Performance Goal attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

(b)    At the time it grants a Performance Unit Award, the Committee shall establish one or more Performance Goals to which the Performance Unit Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient's right to receive payment under such Performance Unit Award. If any one or more of the Performance Goals to which a Performance Unit Award is subject is not attained during the Performance Measurement Period, such Performance Unit Award shall be forfeited without a consideration.

(c)    Subject to section 11.2, if the Performance Goals for a Performance Unit Award have been attained and certified in accordance with section 8.5(d), payment in respect of such Performance Unit Award shall be made as soon as practicable after the last day of the Performance Measurement Period to which such Award relates or at such other time or times as the Committee may determine. Such payment shall be made in Shares valued at their Fair Market Value, cash or such combination of Shares and cash, as the Committee, in its discretion, shall determine at any time prior to payment. To the extent payment is to be made in Shares, the Committee shall cause a stock certificate or evidence of book entry Shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Performance Unit Award. Prior to such delivery, the Recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, except as may be required under section 14.3.

Section 8.5    Performance Goals.

(a)    The Performance Goals shall be selected from among the following:

(i)    basic earnings per Share;
(ii)    basic cash earnings per Share;
(iii)    diluted earnings per Share;
(iv)    diluted cash earnings per Share;
(v)    net income;
(vi)    cash earnings;
(vii)    net interest income;
(viii)    non-interest income;
(ix)    general and administrative expense to average assets ratio;
(x)    cash general and administrative expense to average assets ratio;
(xi)    efficiency ratio;
(xii)    cash efficiency ratio;
(xiii)    return on average assets;
(xiv)    cash return on average assets;
(xv)    return on average stockholders' equity;
(xvi)    cash return on average stockholders' equity;
(xvii)    return on average tangible stockholders' equity;
(xviii)    cash return on average tangible stockholders' equity;
(xix)    total shareholder return;
(xx)    core earnings;
(xxi)    operating income;
(xxii)    operating efficiency ratio;
(xxiii)    net interest rate spread;
(xxiv)    loan production volume;
(xxv)    non-performing loans;
(xxvi)    cash flow;
(xxvii)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(xxviii)    except in the case of a Covered Employee, any other performance criteria established by the Committee; and
(xxix)    any combination of the foregoing.
Performance Goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items, and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.

(b)    Performance Goals that have meanings ascribed to them by GAAP shall have the meanings assigned to them under GAAP as in effect and applied to the Company and the Bank on the date on which the Performance Goals are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash earnings or cash returns shall refer to or be calculated based upon net income adjusted to exclude non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals.

(c)    At the time it grants a Performance Award, the Committee shall establish a Performance Measurement Period for each Performance Goal, which shall be at least one (1) year. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i)    if the Performance Award is granted during the first ninety (90) days of a fiscal quarter, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance Award is granted; and
(ii)    in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter immediately following that in which the Performance Award is granted.

(d)    As promptly as practicable following the end of each Performance Measurement Period and prior to payment in respect of any Performance Award, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goal or Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

(e)    Under normal business conditions, once established for a Performance Measurement Period, Performance Goals shall not be subject to revision or alteration. However, unusual conditions may warrant a reexamination of such criteria. Such conditions may include, but not be limited to, a Change in Control, declaration and distribution of stock dividends or stock splits, mergers, consolidations or reorganizations, acquisitions or dispositions of material business units, or infrequently occurring or extraordinary gains or losses. In the event the Committee determines that, upon reexamination, alteration of the Performance Goals is appropriate, the Committee shall reestablish the Performance Goals to maintain as closely as practicable the previously established expected level of overall performance. Notwithstanding the foregoing, any adjustments to the award opportunities or Performance Goals applicable to a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto, unless otherwise determined by the Committee.

(f)    If provided by the Committee when a Performance Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance Award may be paid at any time following such certification.

Article IX
DEFERRED STOCK AWARDS

Section 9.1    Grant of Deferred Stock Awards.

(a)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Deferred Stock Awards to Eligible Individuals. Any Deferred Stock Award granted under this section 9.1 shall be evidenced by an Award Notice, which shall:
(i)    specify the number of Shares covered by the Deferred Stock Award;
(ii)    specify the amount (if any) that the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);
(iii)    specify the date of grant of the Deferred Stock Award;
(iv)    specify the deferral period;
(v)    specify the restrictions, if any, to which the Deferred Stock Award is subject;
(vi)    specify the Vesting Date, determined in accordance with section 11.1; and
(vii)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)    All Deferred Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i)    registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held in a trust fund, owned by the Company for federal income tax purposes under the so-called "grantor trust" provisions of sections 671 through 679 of the Code and the assets of which are subject to the claims of the Company's general creditors in the event of the Company's insolvency (as such term is defined for purposes of Revenue Procedure 92-65, as modified from time to time); or
(ii)    registered in the name of the Recipient and held by such grantor trust, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Deferred Stock Award.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date and expiration of the applicable deferral period bear the following legend:
The Common Stock evidenced hereby is subject to the terms of an award notice between Sterling Bancorp and [Name of Recipient] dated [Date], made pursuant to the terms of the Sterling Bancorp 2014 Stock Incentive Plan, copies of which are on file at the executive offices of Sterling Bancorp, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Notice.
or such other restrictive legend as the Committee, in its discretion, may specify.

Section 9.2    Restrictions. Deferred Stock shall be subject to such restrictions as the Committee may impose and set forth in the Award Notice evidencing the Deferred Stock Award. Such restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee shall determine.

Section 9.3    Rights as a Shareholder.

(a)    Unless the Committee determines otherwise with respect to any Deferred Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Deferred Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares.
(b)    Unless the Committee determines otherwise with respect to any Deferred Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Deferred Stock Award shall be exercised by the Committee in its discretion.

Section 9.4    Payment of Deferred Stock Awards. Subject to sections 9.2 and 11.1, upon expiration of the deferral period specified for Deferred Stock in the Award Notice (or, if permitted by the Committee, as elected by the Recipient), the Committee shall cause the ownership of the Shares subject to such Deferred Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Deferred Stock Award.

Article X
OTHER STOCK-BASED AWARDS

Section 10.1    Grant of Other Stock-Based Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Eligible Individuals. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as determined by the Committee to be consistent with the purposes of the Plan, including, without limitation, Shares awarded purely as a "bonus" or other "incentive" whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of, specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include attainment of Performance Goals in accordance with section 8.5. Shares delivered pursuant to an Award in the nature of a purchase right granted under this section 10.1 shall be purchased for such consideration, and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

Section 10.2    Award Notices. Any Other Stock-Based Award granted under the Plan shall be evidenced by an Award Notice which shall:

(a)    specify whether the Other Stock-Based Award constitutes a Performance Award that is subject to sections 8.1 and 8.5;

(b)    specify the number of Shares related to the Other Stock-Based Award;

(c)    specify the date of grant of the Other Stock-Based Award;

(d)    specify the restrictions, if any, to which the Other Stock-Based Award is subject;

(e)    specify the Vesting Date; and

(f)    contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Article XI
VESTING OF AWARDS

Section 11.1    Vesting Date for Non-Performance-Based Awards.

(a)    Subject to section 11.1(b), the Vesting Date for each Non-Performance-Based Award shall be determined by the Committee and specified in the Award Notice, or, if no provision for vesting is specified in the Award Notice, the Vesting Date shall be:

(i)    for a Non-Performance-Based Award to an Eligible Employee:
(A)    the first anniversary of the date of grant as to one-third (1/3) of the Non-Performance-Based Award as of the date of grant;
(B)    the second anniversary of the date of grant as to an additional one-third (1/3) of the Non-Performance-Based Award as of the date of grant; and
(C)    the third anniversary of the date of grant as to any remaining balance of the Non-Performance-Based Award;
(ii)    for a Non-Performance-Based Award to an Eligible Individual who is not an Eligible Employee, the first anniversary of the date of grant;
(iii)    in the event of the Recipient's termination of Service due to the Recipient's Retirement, death or Disability, the date of termination of Service; and
(iv)    in the event of a Change in Control:
(A)    with respect to an Eligible Employee, in the event of the Recipient's involuntary discharge other than in a Termination for Cause following the Change of Control, the date of such termination; and
(B)    with respect to an Eligible Individual who is not an Eligible Employee, the date of the Change in Control.

(b)    Failure of a Recipient to remain in continuous Service during the period beginning on the date a Non-Performance-Based Award is granted and ending on its Vesting Date shall result in a cancellation of the portion of the Non-Performance-Based Award that has not attained its Vesting Date, without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture) at the earliest date and time at which the Recipient is not in continuous Service.
(c)    In no event shall an Award (other than an Option or Stock Appreciation Right) to an Eligible Employee be vested more rapidly than ratably over a period of three (3) years, other than for acceleration in the event of death, Disability, Retirement or a Change in Control. The preceding sentence shall not apply to Awards that do not exceed, in the aggregate, twenty percent (20%) of the Shares authorized under section 3.1(a) for such Awards.

Section 11.2    Vesting Date for Performance-Based Awards.

(a)    Subject to section 11.2(b), the Vesting Date for each Performance Award shall be the date determined by the Committee and specified in the Award Notice or, if no provision for vesting is made in the Award Notice, the Vesting Date shall be the date on which payment is made, whether in cash, Shares or any combination thereof.

(b)    Unless otherwise determined by the Committee and specified in the Award Notice for a Performance-Based Award, failure of a Recipient to remain in continuous Service during the period beginning on the date a Performance-Based Award is granted and ending on its Vesting Date shall result in a cancellation of such Award without consideration at the earliest date and time at which the Recipient is not in continuous Service (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

Section 11.3    Use of Shares to Settle Cash Compensation Obligations. Notwithstanding anything in the Plan to the contrary, Shares available for grant under this Plan may also be issued, in the Committee's discretion, in settlement of the vested cash compensation obligations of any Employer to any Eligible Individual. Shares so issued may, but shall not be required to, be subject to the vesting or conditions of this Plan.

Section 11.4    Evidence of Shares. Unless otherwise specified, any reference in the Plan to a certificate for Shares may be satisfied by issuance of book-entry Shares.

Article XII
GENERAL PROVISIONS APPLICABLE TO AWARDS

Section 12.1    Designation of Beneficiary. An Eligible Individual who has received an Award may designate a Beneficiary to receive any payments or unvested Shares that become payable or vested on the date of his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any payments or vested Shares that become available for distribution on the Eligible Individual's death shall be paid to the executor or administrator of the Eligible Individual's estate or, if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

Section 12.2    Manner of Distribution of Awards. The Company's obligation to deliver Shares with respect to an Award or Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 12.3    Transferability. Awards and Stock Appreciation Rights by their terms shall not be transferable by the Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to Awards and Stock Appreciation Rights shall be distributable, during the lifetime of the Recipient, only to the Recipient.

Section 12.4    Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

Article XIII
SPECIAL TAX PROVISIONS

Section 13.1    Tax Withholding Rights. The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option, Stock Appreciation Right or Award under the Plan any taxes required by law to be withheld with respect to such Option, Stock Appreciation Right or Award. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to require such Person to surrender to the Company, or retain or sell without notice for such Person's account, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Exercise Date over the Exercise Price per Share. To the extent determined by the Committee and specified in an Award Notice, any Person with a tax liability in respect of the vesting of a Restricted Stock Award shall have the right to satisfy the minimum required federal, state and local tax withholding by surrendering to the Company a number of Shares equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the Fair Market Value of a Share on the Vesting Date.

Section 13.2    Code Section 83(b) Elections. If and to the extent permitted by the Committee and specified in an Award Agreement for a Non-Qualified Stock Option or an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient's termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

Section 13.3    Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program. To the extent permitted by the Committee, the Recipient of an Award (other than an Option or a Stock Appreciation Right) may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate and which complies with the requirements of section 409A of the Code.

Article XIV
AMENDMENT AND TERMINATION

Section 14.1    Termination. The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements and Award Notices evidencing such Awards.

Section 14.2    Amendment. The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. In no event shall the Plan or any Award Agreement be amended without the prior approval of the Company's shareholders in any manner that has the direct or indirect effect of reducing the Exercise Price of any Option or Stock Appreciation Right evidenced thereby, unless such reduction is the result of an adjustment permitted by section 14.3.

Section 14.3    Adjustments in the Event of Business Reorganization.

(a)    In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards, and (iii) the Exercise Price of Options and Stock Appreciation Rights. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that any such adjustment to an Option or Stock Appreciation Right granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b)    In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options or Stock Appreciation Rights granted under the Plan that remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that any or all outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

(c)    In the event of any merger, consolidation or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award, Performance-Based Restricted Stock Award, Deferred Stock Award, Restricted Stock Unit Award or Other Stock-Based Award that is denominated and/or payable in, and/or valued by reference to, Shares shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

Article XV
MISCELLANEOUS

Section 15.1    Status as an Employee Benefit Plan. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 15.2    No Right to Continued Employment. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 15.3    Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 15.4    Governing Law. The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts having jurisdiction in Rockland County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Option, Stock Appreciation Right or Award granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 15.5    Headings. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 15.6    Non-Alienation of Benefits. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 15.7    Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)    If to the Committee:
Sterling Bancorp
c/o Sterling National Bank
400 Rella Blvd.
Montebello, New York 10901
Attention: Corporate Secretary

(b)    If to a Recipient, Beneficiary or Option Holder, to the Recipient's, Beneficiary's or Option Holder's most recent address as shown in the Employer's records.

Section 15.8    Approval of Shareholders. The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after December 19, 2013. Any Option, Stock Appreciation Right or Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. Unless otherwise determined by the Committee, no Performance Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in section 8.5 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.

Section 15.9    Compliance with Section 409A of the Code. To the extent that the Plan and/or any Options, Stock Appreciation Rights or Awards granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in section 409A of the Code, the Plan and any Award Agreements and Award Notices, as applicable, shall be operated, administered and construed so as to comply with the requirements of section 409A. The Plan and any Award Agreements and Award Notices shall be subject to amendment, with or without advance notice to Recipients, Option Holders and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Recipients, Option Holders and other interested parties, to the extent necessary to effect compliance with section 409A of the Code.
Section 15.10    Compliance with Section 304 of Sarbanes-Oxley. If the Company is required to prepare an accounting restatement due to the Company's material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, and to the extent that the Chief Executive Officer and Chief Financial Officer of the Company are required by section 304 of the Sarbanes-Oxley Act of 2002 to reimburse the Company for (a) any bonus or other incentive-based or equity-based compensation received, or (b) any profits from the sale of Company securities realized, during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (whichever occurs first) of the document giving rise to the reporting requirement, each such officer shall forfeit the portions or wholes of any Options, Stock Appreciation Rights or Awards that result in such compensation or profits. This section shall not be read to limit the scope of any officer's obligation under section 304 of the Sarbanes-Oxley Act of 2002. Each term within this section 15.10 that is not defined herein shall have the meaning ascribed to it pursuant to section 304 of the Sarbanes-Oxley Act of 2002, as amended.

Section 15.11    Compliance with Section 10D of the Exchange Act. To the extent that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under the securities laws, and any Options, Stock Appreciation Rights or Awards granted or awarded under the Plan are construed to be incentive-based compensation received by an executive officer during the three (3) year period preceding the date on which such requirement arises, based on the erroneous data, then the executive officer shall repay the Company any amount of such compensation that was received based on such Options, Stock Appreciation Rights or Awards in excess of what would have been received under the accounting restatement. In order to effect this repayment, outstanding Options, Stock Appreciation Rights or Awards shall be forfeited to the extent that the Committee determines, in its sole discretion, that such Options, Stock Appreciation Rights or Awards resulted in such compensation being received and such forfeitures would result in repayment of such compensation. This section shall not be read to limit the scope of any executive officer's obligation under any other policy of the Company with respect to repayment of compensation following such material noncompliance. Each term within this section 15.11 that is not defined herein shall have the meaning ascribed to it pursuant to section 10D of the Exchange Act as implemented in the listing requirements of any national securities exchange on which the Company lists or seeks to list its securities.

Section 15.12    Other Clawback Authority. The Committee shall have the right and power, in its discretion or as otherwise provided, pursuant to a general policy of the Employer or a specific provision of the terms and conditions of an Option, Stock Appreciation Right or Award, to require the repayment to the Employer of any amount of compensation that was received based on such Option, Stock Appreciation Right or Award where (i) due to error in the determination or application of performance metrics or otherwise, the amount received was in excess of the amount actually due under the terms of this Plan or the Option, Stock Appreciation Right or Award; or (ii) the Eligible Individual who received such Option, Stock Appreciation Right or Award violated any material law, rule or regulation, or material policy or procedure, including but not limited to risk management policies, of the Employer with the purpose or effect of increasing the value of the Option, Stock Appreciation Right or Award. Acceptance of an Option, Stock Appreciation Right or Award shall constitute acceptance of the terms of any such policy that is adopted and in effect at the time of such acceptance.

Section 15.13    Consideration. Notwithstanding anything in the Plan to the contrary, if any Award made hereunder contemplates or provides for the issuance of Shares in consideration of, and in advance of, the performance of future services, the consideration for the issuance of such Shares shall be deemed to have been paid and received in the form of services already rendered having an aggregate value equal to the aggregate par value of such Shares and the performance of future services shall be deemed to be a condition of the participant's right to retain the Shares so issued.

STERLING BANCORP
400 RELLA BOULEVARD
MONTEBELLO, NY 10901-4243

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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 19, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65266-P45382 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STERLING BANCORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors for a three-year term and until their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Abrams
02) James B. Klein
03) John C. Millman
04) Richard O'Toole
05) Burt Steinberg

The Board of Directors recommends you vote FOR the following proposals:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to participate in this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65267-P45382

STERLING BANCORP
Annual Meeting of Shareholders
February 20, 2014 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Louis J. Cappelli, William F. Helmer, and Jack Kopnisky, or any one of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STERLING BANCORP that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, EST on February 20, 2014, at www.virtualshareholdermeeting.com/STL, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

STERLING BANCORP
400 RELLA BOULEVARD
MONTEBELLO, NY 10901-4243

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65270-P45382 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STERLING BANCORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors for a three-year term and until their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Abrams
02) James B. Klein
03) John C. Millman
04) Richard O'Toole
05) Burt Steinberg

The Board of Directors recommends you vote FOR the following proposals:

PURSUANT TO THE TERMS OF THE PROVIDENT BANK 401(k) PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN.

Please sign exactly as your name(s) appear(s) hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65271-P45382

STERLING BANCORP
Annual Meeting of Shareholders
February 20, 2014 11:00 AM
This proxy is a voting instruction card solicited by the Board of Directors

The undersigned hereby directs the Trustee of the Provident Bank 401(k) Plan ("401(k) Plan") to vote all shares of common stock of Sterling Bancorp credited to the undersigned's account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on February 20, 2014, at 11:00 a.m. local time and at any and all adjournments thereof as set forth on the reverse side hereof.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares), on each proposal specified on the voting instruction card in the same proportion as shares for which it has received timely voting instructions.

Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00 p.m. Eastern Time on February 14, 2014. **Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp.** If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET.

Continued and to be signed on reverse side

STERLING BANCORP
400 RELLA BOULEVARD
MONTEBELLO, NY 10901-4243

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65272-P45382 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STERLING BANCORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors for a three-year term and until their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Abrams
02) James B. Klein
03) John C. Millman
04) Richard O'Toole
05) Burt Steinberg

The Board of Directors recommends you vote FOR the following proposals:

PURSUANT TO THE TERMS OF THE STERLING BANCORP / STERLING NATIONAL BANK 401(k) PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN.

Please sign exactly as your name(s) appear(s) hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65273-P45382

STERLING BANCORP
Annual Meeting of Shareholders
February 20, 2014 11:00 AM
This proxy is a voting instruction card solicited by the Board of Directors

The undersigned hereby directs the Trustee of the Sterling Bancorp / Sterling National Bank 401(k) Plan ("401(k) Plan") to vote all shares of common stock of Sterling Legacy Bancorp credited to the undersigned's account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on February 20, 2014, at 11:00 a.m. local time and at any and all adjournments thereof as set forth on the reverse side hereof.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares), on each proposal specified on the voting instruction card in the same proportion as shares for which it has received timely voting instructions.

Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00 p.m. Eastern Time on February 14, 2014. **Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Legacy Bancorp.** If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET.

Continued and to be signed on reverse side

STERLING BANCORP
400 RELLA BOULEVARD
MONTEBELLO, NY 10901-4243

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on February 14, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65268-P45382 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STERLING BANCORP

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors for a three-year term and until their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Abrams
02) James B. Klein
03) John C. Millman
04) Richard O'Toole
05) Burt Steinberg

The Board of Directors recommends you vote FOR the following proposals:

PURSUANT TO THE TERMS OF THE PROVIDENT BANK EMPLOYEE STOCK OWNERSHIP PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN.

Please sign exactly as your name(s) appear(s) hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65269-P45382

STERLING BANCORP
Annual Meeting of Shareholders
February 20, 2014 11:00 AM
This proxy is a voting instruction card solicited by the Board of Directors

The undersigned hereby directs the Trustee of the Provident Bank Employee Stock Ownership Plan (the "ESOP") to vote all shares of common stock of Sterling Bancorp credited to the undersigned's account, for which the undersigned is entitled to vote at the annual meeting of stockholders to be held on February 20, 2014, at 11:00 a.m. local time and at any and all adjournments thereof as set forth on the reverse side hereof.

Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the ESOP for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares), on each proposal specified on the voting instruction card in the same proportion as shares for which it has received timely voting instructions.

Voting instructions for shares allocated to your ESOP account must be received by 5:00 p.m. Eastern Time on February 14, 2014. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge **and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date.**

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET.

Continued and to be signed on reverse side